As filed with the Securities and Exchange Commission on August 28, 2019

Securities Act File No. 333-232136

Investment Company Act File No. 811-21423

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-2

(Check Appropriate Box or Boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 28

THE GABELLI DIVIDEND & INCOME TRUST

(Exact name of Registrant as specified in Charter)

One Corporate Center, Rye, New York 10580-1422

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (914) 921-5100

Bruce N. Alpert

The Gabelli Dividend & Income Trust

One Corporate Center

Rye, New York 10580-1422

(914) 921-5100

(Name and Address of Agent for Service)

Copies to:

Andrea R. Mango, Esq. The Gabelli Dividend & Income Trust One Corporate Center Rye, New York 10580-1422 (914) 921-5100	Thomas A. DeCapo Kenneth E. Burdon Skadden, Arps, Slate, Meagher & Flom LLP 500 Boylston Street Boston, Massachusetts 02116 (617) 573-4800

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously foiled [post-effective amendment] [registration statement].
☐

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares of Beneficial Interest(3)
Preferred Shares of Beneficial Interest(3)
Notes(3)
Subscription Rights for Common Shares(3)
Subscription Rights for Preferred Shares(3)
Subscription Rights for Common Shares and Preferred Shares(3)
Total	$500,000,000	$60,600

(1)

Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)

$25,355 previously paid. The Registrant claims a credit of $35,245 for fees attributable to securities previously registered and unsold under the Registrant’s registration statement dated April 29, 2016 (File Nos. 333-210990 and 811-21423) pursuant to the “offset” provision of Rule 457(p).

(3)

There is being registered hereunder an indeterminate principal amount of common or preferred shares, notes, or subscription rights to purchase common shares, preferred shares or common and preferred shares as may be sold, from time to time. In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $500,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion

Preliminary Prospectus dated August 28, 2019

PROSPECTUS

$500,000,000

The Gabelli Dividend & Income Trust

Common Shares

Preferred Shares

Notes

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Subscription Rights to Purchase Common and Preferred Shares

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports in paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

Investment Objective. The Gabelli Dividend & Income Trust (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). In addition, under normal market conditions, at least 50% of the Fund’s total assets will consist of dividend paying equity securities. In making equity selections, Gabelli Funds, LLC (the “Investment Adviser”), which serves as investment adviser to the Fund, looks for securities that have a superior yield and capital gains potential. We cannot assure you that the Fund will achieve its investment objective.

The Fund was organized as a Delaware statutory trust on August 20, 2003, and commenced its investment operations on November 28, 2003. An investment in the Fund is not appropriate for all investors.

We may offer, from time to time, in one or more offerings, our common and/or fixed rate preferred shares, each with a par value $0.001 per share (together, “shares”), our promissory notes (“notes”), and/or our subscription rights to purchase our common and/or fixed rate preferred shares, which we refer to collectively as the “securities.” The Fund will not issue auction rate preferred shares in a public offering pursuant to this Prospectus. Securities may be offered at prices and on terms to be set forth in one or more supplements to this prospectus (this “Prospectus” and each supplement thereto, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of fixed rate preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, prepayment protection (if any) and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common and/or fixed rate preferred shares issuable upon the exercise of each right and the other terms of such rights offering. We may offer subscription rights for common shares, fixed rate preferred shares or common and fixed rate preferred shares. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our securities. Our common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GDV” and our Series A Preferred Shares, Series D Preferred Shares, Series G Preferred Shares and Series H Preferred Shares are listed on the NYSE under the symbol “GDV Pr A,” “GDV Pr D,” “GDV Pr G” and “GDV Pr H,” respectively. On August 27, 2019, the last reported sale price of our common shares was $20.30. The net asset value of the Fund’s common shares at the close of business on August 27, 2019 was $21.84 per share.

Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund’s securities involves risks. See “Risk Factors and Special Considerations” beginning on page 45 for factors that should be considered before investing in securities of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus may not be used to consummate sales of securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This Prospectus, together with an applicable Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus, together with an applicable Prospectus Supplement, which contains important information about the Fund, before deciding whether to invest in the securities, and retain it for future reference. A Statement of Additional Information, dated                 , 2019, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of our annual and semiannual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 102 of this Prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov). Our annual and semiannual reports are also available on our website (www.gabelli.com). The Statement of Additional Information is only updated in connection with an offering and is therefore not available on the Fund’s website.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus and any applicable Prospectus Supplement. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus and any applicable Prospectus Supplement is accurate as of any date other than the date of this Prospectus or the date of the applicable Prospectus Supplement.

ii

iii

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our securities. You should review the more detailed information contained in this prospectus (this “Prospectus”), including the section titled “Risk Factors and Special Considerations” beginning on page 45, the applicable Prospectus Supplement and the Statement of Additional Information, dated             , 2019 (the “SAI”).

The Fund	The Gabelli Dividend & Income Trust is a diversified, closed-end management investment company organized under the laws of the State of Delaware on August 20, 2003. Throughout this Prospectus, we refer to The Gabelli Dividend & Income Trust as the “Fund” or as “we.” See “The Fund.”

The Fund’s outstanding common shares, par value $0.001 per share, are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GDV” and our Series A Preferred Shares, our Series D Preferred Shares, our Series G Preferred Shares and our Series H Preferred Shares are listed on the NYSE under the symbol “GDV Pr A,” “GDV Pr D,” “GDV Pr G” and “GDV Pr H,” respectively. On August 27, 2019, the last reported sale price of our common shares was $20.30. The net asset value of the Fund’s common shares at the close of business on August 27, 2019 was $21.84 per share. As of December 31, 2018, the net assets of the Fund attributable to its common shares were $1,691,085,605. As of August 27, 2019, the Fund had outstanding 82,432,426 common shares; 3,048,019 shares of 5.875% Series A Cumulative Preferred Shares, liquidation preference $25 per share (the “Series A Preferred”); 3,600 shares of Series B Auction Market Cumulative Preferred Shares, liquidation preference $25,000 per share (the “Series B Auction Market Preferred”); 4,320 shares of Series C Auction Market Cumulative Preferred Shares, liquidation preference $25,000 per share (the “Series C Auction Market Preferred”); 1,271,148 shares of 6.00% Series D Cumulative Preferred Shares, liquidation preference $25 per share (the “Series D Preferred”); 2,000 shares of Series E Auction Rate Cumulative Preferred Shares, liquidation preference $25,000 per share (the “Series E Auction Rate Preferred”); 4,000,000 shares of 5.25% Series G Cumulative Preferred Shares, liquidation preference $25 per share (the “Series G Preferred”); and 2,000,000 shares of 5.375% Series H Cumulative Preferred Shares, liquidation preference $25 per share (the “Series H Preferred”). The Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred, Series E Auction Rate Preferred, Series G Preferred and Series H Preferred have the same seniority with respect to distributions and liquidation preference.

The Offering

We may offer, from time to time, in one or more offerings, our common and/or fixed rate preferred shares, $0.001 par value per share, our notes, or our subscription rights to purchase our common or fixed rate preferred shares or both, which we refer to collectively as the “securities.” The Fund will not issue auction rate preferred shares in a public offering pursuant to this Prospectus. The securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per common share of the Fund will not be less than the net asset value per common share at the time we make the offering, exclusive of any underwriting commissions or discounts; however, transferable rights offerings that meet certain conditions may be offered at a price below the then current net asset value per common share of the Fund. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of fixed rate preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, prepayment protection (if any), and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common and/or fixed rate preferred shares issuable upon the exercise of each right and the other terms of such rights offering.

While the aggregate number and amount of securities we may issue pursuant to this registration statement is limited to $500,000,000 of securities, our Board of Trustees (the “Board” and each member of the Board individually a “Trustee”) may, without any action by the shareholders, amend our Agreement and Declaration of Trust from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that we have authority to issue. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Investment Objective and Policies

The Fund’s investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). In addition, under normal market conditions, at least 50% of the Fund’s total assets will consist of dividend paying equity securities. The Fund may invest in the securities of companies of any market capitalization. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry and may invest up to 35% of its total assets in securities of non-U.S. issuers (including securities of companies in emerging markets), which are generally denominated in foreign currencies. The Fund may also invest up to 10% of its total assets in below investment-grade securities, also known as high-yield securities. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) (or unrated debt securities of comparable quality) are referred to in the financial press as “junk bonds” or “high-yield” securities. The average duration of the Fund’s investments in debt securities is expected to vary and the Fund does not target any particular average duration. The Fund’s policy to invest at least 80% of its net assets in dividend paying securities or other income producing securities may be changed by the Board; however, if this policy changes, the Fund will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with U.S. Securities and Exchange Commission (the “Commission” or the “SEC”) rules.

No assurance can be given that the Fund will achieve its investment objective. See “Investment Objective and Policies” in the Prospectus.

The Fund is intended for investors seeking long term growth of capital. It is not intended for those who wish to play short term swings in the stock market.

Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. The Investment Adviser’s investment philosophy with respect to equity and debt securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. In making equity selections, the Investment Adviser looks for securities that have a superior yield and capital gains potential. The Investment Adviser also normally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

Preferred Shares

The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Fund’s Board determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize additional leverage, the Fund may issue additional series of fixed rate preferred shares. Any fixed rate preferred shares issued by the Fund will pay distributions at a fixed rate. The Fund will not issue additional series of auction rate preferred shares in a public offering pursuant to this Prospectus. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Special Risk Factors to Holders of Common Shares—Leverage Risk.” The Fund may also determine in the future to issue other forms of senior securities, such as securities representing debt, subject to the limitations of the 1940 Act. The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund establishes a segregated account with cash or other liquid assets or sets aside assets on the accounting records equal to the Fund’s obligations in respect of such techniques. The Fund may also borrow money, to the extent permitted by the 1940 Act. See “Investment Objective and Policies—Certain Investment Practices” in the Prospectus.

Dividends and Distributions	Preferred Shares Distributions. In accordance with the Fund’s Governing Documents (as defined below) and as required by the 1940 Act, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no complete distribution due for a particular dividend period will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. As used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares.

The distributions to the Fund’s preferred shareholders for the fiscal year ended December 31, 2018 were comprised of net investment income and long term capital gains. The Fund’s annualized distributions may in the future contain a return of capital. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Distributions on fixed rate preferred shares, at the applicable annual rate of the per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board, out of funds legally available therefor. The holders of auction rate preferred shares are entitled to receive cash distributions, based on the applicable per share liquidation preference, that vary from dividend period to dividend period.

Common Shares Distributions. In order to allow its holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a policy of paying monthly distributions on its common shares. The Fund’s distribution policy may be modified from time to time by the Board as it deems appropriate, including in light of market and economic conditions and the Fund’s current, expected and historical earnings and investment performance. Common shareholders are expected to be notified of any such modifications by press release or in the Fund’s periodic shareholder reports. As as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not be subject to U.S. federal income tax on any taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders. If necessary, the Fund will pay an adjusting distribution in December which includes any additional income and net realized capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Code.

In the event that for any taxable year the total distributions on the Fund’s shares exceed the Fund’s current and accumulated earnings and profits, the excess distributions will generally be treated as a tax free return of capital to the extent of the shareholder’s tax basis in the shares (reducing the basis accordingly) and as capital gains thereafter. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to preferred shares, and then to the Fund’s common shares. Distributions sourced from paid-in capital should not be considered as dividend yield or total return of an investment in the Fund. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. In addition, the amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in its shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares.

A portion of the Fund’s common share distributions for many of its fiscal years has included a return of capital. During the fiscal year ended December 31, 2018, the Fund made distributions of $1.32 per common share, approximately $0.0204 of which constituted a return of capital. When the Fund makes distributions consisting of returns of capital, such distributions may further decrease the Fund’s total assets and, therefore have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. These effects could have a negative impact on the prices investors receive when they sell shares of the Fund.

Indebtedness	Under applicable state law and our Agreement and Declaration of Trust, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation any notes, will rank senior to the preferred shares and the common shares. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Use of Proceeds	The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its Investment Objective and Policies. The Investment Adviser anticipates that the investment of the proceeds will be made as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund” in the Prospectus. Depending on market conditions and operations, a portion of the proceeds may be used to pay distributions. See “Use of Proceeds” in the Prospectus.

The Fund may use the net proceeds from the offering to call, redeem or repurchase shares of one or more of its Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred or Series E Auction Rate Preferred. The Series G

Preferred Shares and Series H Preferred Shares generally may not be called for redemption at the option of the Fund prior to July 1, 2021 and June 7, 2024, respectively. The Fund reserves the right, however, to redeem the Series G Preferred Shares and/or the Series H Preferred Shares at any time if it is necessary, in the judgment of the Board, to maintain its status as a RIC under Subchapter M of the Code. The distribution rates on the Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred are 5.875%, 6.00%, 5.25% and 5.375%, respectively. Distributions on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. As of August 27, 2019, August 22, 2019 and August 21, 2019, the distribution rates on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred, respectively, were 3.637%, 3.627% and 5.350%, respectively.

Exchange Listing	The Fund’s outstanding common shares have been listed and traded on the NYSE under the trading or “ticker” symbol “GDV” since November 25, 2003 and our Series A Preferred Shares, Series D Preferred Shares, Series G Preferred Shares and Series H Preferred Shares are listed on the NYSE under the symbol “GDV Pr A,” “GDV Pr D,” “GDV Pr G” and “GDV Pr H,” respectively. See “Description of the Securities.” The Fund’s common shares have historically traded at a discount to the Fund’s net asset value. Since the Fund commenced trading on the NYSE, the Fund’s common shares have traded at a discount to net asset value as high as (28.1)% and a premium as high as 7.2%. Any additional series of fixed rate preferred shares or subscription rights issued in the future pursuant to a Prospectus Supplement by the Fund would also likely be listed on the NYSE.

Risk Factors and Special Considerations	Risk is inherent in all investing. Therefore, before investing in the Fund’s securities, you should consider the risks carefully.

A summary of certain risks associated with an investment in the Fund is set forth below. It is not complete and you should read and consider carefully the more detailed list of risks described in “Risk Factors and Special Considerations” in the Prospectus.

Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions. See “Risk Factors and Special Considerations—General Risks—Equity Risk” in the Prospectus.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Value Investing Risk. The Fund focuses its investments on the securities of companies that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. See “Risk Factors and Special Considerations—General Risks—Value Investing Risk” in the Prospectus.

Selection Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Distribution Risk for Equity Income Securities. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund’s investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly. See “Risk Factors and Special Considerations—General Risks—Distribution Risk for Equity Income Securities” in the Prospectus.

Fixed Income Securities Risks. Fixed income securities in which the Fund may invest are generally subject to the following risks:

•

Interest Rate Risk. The market value of bonds and other fixed-income or dividend-paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income- or dividend-paying securities will increase as interest rates fall and decrease as interest rates rise. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. Recently, there have been some modest signs of inflationary price movements. There is a possibility that interest rates may rise, which would likely drive down the prices of income- or dividend-paying securities. Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities, like fixed rate securities, also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes. An increase in market interest rates will also generally result in a decrease in the price of any of the Fund’s outstanding preferred shares.

•

Issuer Risk. Issuer risk is the risk that the value of an income- or dividend-paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

•

Credit Risk. Credit risk is the risk that one or more income- or dividend-paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

•	Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income- or dividend-paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders.

•

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

•

Duration and Maturity Risk. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in net asset value (“NAV”) that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. There can be no assurance that the Investment Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

See “Risk Factors and Special Considerations—General Risks—Fixed Income Securities Risk” in the Prospectus.

Prepayment Risks on Government Sponsored Mortgage-Backed Securities. The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. See “Risk Factors and Special Considerations—General Risks—Prepayment Risks on Government Sponsored Mortgage-Backed Securities” in the Prospectus.

Non-Investment Grade Securities. The Fund may invest in securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality—those securities rated below Baa by Moody’s or below BBB by S&P—are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as “junk bonds” or “high yield securities.” See “Risk Factors and Special Considerations—General Risks—Non-Investment Grade Securities” in the Prospectus.

Small and Mid-Cap Company Risk. The Fund invests in the equity securities of U.S. and non-U.S. small-cap and/or mid-cap companies. More information regarding investing in foreign securities and emerging markets is set forth below. The securities of small and mid-cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, small and mid-cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small and mid-cap securities requires a longer-term view. See “Risk Factors and Special Considerations—General Risks—Small and Mid-Cap Company Risk” in the Prospectus.

Financial Services Sector Risk. The Fund has in the past invested, and may in the future invest, a significant portion of its total assets in securities issued by financial services companies. Financial services are generally involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, or real estate.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the United States and other countries. See “Risk Factors and Special Considerations—General Risks—Financial Services Sector Risk” in the Prospectus.

U.S. Government Securities and Credit Rating Downgrade Risk. The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

The events surrounding negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect the Fund’s ability to achieve its investment objective. In 2011, S&P lowered its long term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. Repeat occurrences of similar events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Investment Adviser cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. See “Risk Factors and Special Considerations—General Risks—U.S. Government Securities and Credit Rating Downgrade Risk” in the Prospectus.

Foreign Securities Risk. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies. Foreign companies generally are not subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.

Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

For more details on certain pronounced risks with foreign investing see “Risk Factors and Special Considerations—General Risks—Foreign Securities Risk” in the Prospectus.

Industry Risk. The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries. See “Risk Factors and Special Considerations—General Risks—Industry Risk” in the Prospectus.

Leverage Risk. The Fund currently uses financial leverage for investment purposes by issuing preferred shares and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or additional preferred shares and borrowing from financial institutions. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. As of December 31, 2018, the amount of leverage represented approximately 23% of the Fund’s net assets.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of its borrowings, notes or preferred shares or of losing its ratings on its notes or preferred shares or notes or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution or interest requirements on the preferred shares or notes. In order to counteract such an event, the Fund might need to liquidate investments in order to fund redemption of some or all of the preferred shares or notes.

The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the interest rate on the notes or the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the interest rates on the notes or the dividend rate on the preferred shares plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes.

In addition, the Fund pays (and the holders of common shares bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including any additional advisory fees on the incremental assets attributable to such preferred shares or notes. Holders of preferred shares and notes may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. In the event the Fund fails to maintain an asset coverage of 100% for any notes outstanding for certain periods of time, the 1940 Act requires that either an event of default be declared or that the holders of such notes have the right to elect a majority of the Fund’s Trustees until asset coverage recovers to 110%. In addition, holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become in arrears for two full years would have the right (subject to the rights of noteholders) to elect a majority of the Trustees until the arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. Further, interest on notes will be payable when due as described in a Prospectus Supplement and if the Fund does not pay interest when due, it will trigger an event of default and the Fund expects to be restricted from declaring dividends and making other distributions with respect to common shares and preferred shares. Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to the Fund. The 1940 Act also generally restricts the Fund from declaring distributions on, or repurchasing, common or preferred shares unless notes have an asset coverage of 300% (200% in case of declaring distributions on preferred shares). The Fund’s common shares are structurally subordinated as to income and residual value to any preferred shares or notes in the Fund’s capital structure, in terms of priority to income and payment in liquidation. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk” and “Description of the Securities—Preferred Shares—Asset Maintenance Requirements” and “Description of the Securities—Notes—Limitations” in the Prospectus.

Market Discount Risk. The Fund is a diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s net asset value per share or the liquidation value of any Fund preferred shares issued. The Fund cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset value itself may decline. The Fund’s securities are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes. See “Risk Factors and Special Considerations—General Risks—Market Discount Risk” in the Prospectus.

Special Risks to Holders of Fixed Rate Preferred Shares. Prior to the offering of any additional series of fixed rate preferred shares, there will be no public market for such shares. During an initial period, not expected to exceed 30 days after the date of initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation preference for a variety of reasons, including changes in interest rates. See “Risk Factors and Special Considerations—Special Risks to Holders of Fixed Rate Preferred Shares” in the Prospectus.

Special Risks to Holders of Auction Rate Preferred Shares. Holders of auction rate preferred shares may not be able to sell their auction rate preferred shares at an auction if the auction fails, i.e., if more auction rate preferred shares are offered for sale than there are buyers for those shares. If you try to sell your auction rate preferred shares between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. Since February 2008 all of the auctions of our Series B Preferred, Series C Preferred, and Series E Preferred have failed. Most auction rate preferred share auctions have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity. Holders of our auction rate preferred have continued to receive their dividends on the auction rate preferred shares at the maximum rate determined by reference to short term rates, rather than at a price set by auction. At present, the maximum rate for Series B Auction Market Preferred and Series C Auction Market Preferred is equal to the greater of (a) 150% of or (b) 150 bps over the 7-day LIBOR, and equal to the greater of (a) 250% of or (b) 250 bps over the 7-day LIBOR for Series E Preferred. A failed auction is not a default and the Fund has no obligation to redeem its auction rate preferred shares because the auctions continue to fail. There can be no assurance that liquidity will improve. There appears to be a secondary market in certain auction market preferred issues, although the Fund is not aware whether there is or will be an active trading market for the Fund’s auction rate preferred shares. See “Risk Factors and Special Considerations—Special Risks to Holders of Auction Rate Preferred Shares” in the Prospectus.

Special Risks to Holders of Notes. An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes” in the Prospectus.

Special Risk to Holders of Subscription Rights. There is a risk that changes in market conditions may result in the underlying common or preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities. See “Risk Factors and Special Considerations—Special Risk to Holders of Subscription Rights” in the Prospectus.

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes and Preferred Shares—Common Share Repurchases” in the Prospectus.

Common Share Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to its distributions for a given year, the Fund expects that it would return capital as part of its distributions on common shares. This would decrease the asset coverage per share with respect to the Fund’s notes or preferred shares, which could adversely affect their liquidity or market prices. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes and Preferred Shares—Common Share Distribution Policy” in the Prospectus.

Credit Quality Ratings. The Fund may obtain credit quality ratings for its preferred shares or notes; however, it is not required to do so and may issue preferred shares or notes without any rating. If rated, the Fund does not impose any minimum rating necessary to issue such preferred shares or notes. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, if desired, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. A rating by a rating agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating does not address liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our preferred shares or notes, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to preferred shares or notes, we may alter our portfolio or redeem the preferred shares or notes under certain circumstances. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes and Preferred Shares—Credit Quality Ratings” in the Prospectus.

Preferred Shares Subordinated to Debt Securities. As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue debt securities. In the event the Fund were to issue such securities, the Fund’s obligations to make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and interest payments due and owing with respect to its outstanding debt securities. Accordingly, the Fund’s issuance of debt securities would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities. See “Risk Factors and Special Considerations—Special Risks of Notes to Holders of Preferred Shares” in the Prospectus.

Dilution. Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.

Long Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long term growth of capital. The Fund is not meant to provide a vehicle for those who wish to play short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund. See “Risk Factors and Special Considerations—General Risks—Long Term Objective; Not a Complete Investment Program” in the Prospectus.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risk Factors and Special Considerations—General Risks—Management Risk” in the Prospectus.

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing investment advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See “Risk Factors and Special Considerations—General Risks—Dependence on Key Personnel” in the Prospectus.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, social and political discord, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, the exit or potential exit of one or more countries from the European Union (the “EU”) or the European Monetary Union (the “EMU”), continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide. See “Risk Factors and Special Considerations—General Risks—Market Disruption and Geopolitical Risk” in the Prospectus.

Economic Events and Market Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

See “Risk Factors and Special Considerations—General Risks—Economic Events and Market Risk” in the Prospectus.

Regulation and Government Intervention Risk. The U.S. government and certain foreign governments have in the past taken actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. See “Risk Factors and Special Considerations—General Risks—Regulation and Government Intervention Risk” in the Prospectus.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders. See “Risk Factors and Special Considerations—General Risks—Inflation Risk” in the Prospectus.

Loans of Portfolio Securities. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities violates the terms of the loan or fails financially. See “Risk Factors and Special Considerations—General Risks—Loans of Portfolio Securities” in the Prospectus.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged qualified dividend income or long term capital gains or what the tax rates on various types of income will be in future years.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income.” Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Fund presently intends to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. See “Taxation.”

See “Risk Factors and Special Considerations—General Risks—Legal, Tax and Regulatory Risks” in the Prospectus.

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any shares the Fund may issue in the future. The Fund’s Declaration of Trust authorizes it to issue an unlimited number of shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases shares, the Fund may sell additional shares or other classes of shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its shares, such investor’s percentage ownership interest in the Fund will be diluted.

Status as a Regulated Investment Company. The Fund has elected to qualify as a RIC under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Fund presently intends to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code’s requirements. See “Risk Factors and Special Considerations—General Risks—Status as a Regulated Investment Company” in the Prospectus.

Anti-takeover Provisions. The Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents” in the Prospectus.

Management and Fees	The Investment Adviser’s fee is computed weekly and paid monthly at the annual rate of 1.00% of the Fund’s average weekly net assets. Net assets are total assets minus the sum of the Fund’s liabilities (such liabilities exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes, plus accrued and unpaid interest thereon). The investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”) combines investment advisory and administrative responsibilities in one agreement. See “Management of the Fund” in the Prospectus.

Because the investment advisory fees are based on a percentage of net assets, which includes assets attributable to the Fund’s use of leverage (but excludes assets attributable to the certain of the Fund’s existing preferred shares when such shares are subject to the fee reduction described in the section entitled “Management of the Fund—Investment Advisory and Administrative Arrangements” in the Prospectus), the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage. See “Management of the Fund—Investment Advisory and Administrative Arrangements” in the Prospectus.

Repurchase of Common Shares	The Board has authorized the Fund to consider the repurchase of its common shares in the open market when the common shares are trading at a discount of 7.5% or more from net asset value (or such other percentage as the Board may determine from time to time). Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. During the year ended December 31, 2018, the Fund did not repurchase any common shares. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares” in the Prospectus.

Anti-Takeover Provisions

Certain provisions of the Governing Documents may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of three classes of Trustees is elected each year; super-majority voting requirements apply to the authorization of the conversion of the Fund from a closed-end to an open-end investment company or to the authorization of certain transactions between the Fund and a beneficial owner of more than 5% of any class of the Fund’s capital stock; advance notice to the Fund of any shareholder proposal is required; and any shareholder proposing the nomination or election of a person as a Trustee must supply significant amounts of information designed to enable verification of whether such person satisfies the qualifications required of potential nominees to the Board. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving the Fund’s common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. The issuance of preferred shares could make it more difficult for the holders of common shares to avoid the effect of these provisions. See “Anti-Takeover Provisions of the Fund’s Governing Documents” in the Prospectus.

Custodian, Transfer Agent, Auction Agent and Dividend Disbursing Agent	State Street Bank and Trust Company (“State Street” or the “Custodian”), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash purchase plans, and as transfer agent and registrar with respect to the Fund’s common shares.

Computershare also serves as the transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred.

The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10014, serves as auction agent, transfer agent and redemption agent with respect to the Series B Auction Market Preferred, and Series C Auction Market Preferred, and Series E Auction Rate Preferred.

USE OF PROCEEDS

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund.” Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy. Such distribution would constitute a return of capital and should not be considered as dividend yield or the total return from an investment in the Fund.

The Fund may use the net proceeds from the offering to call, redeem or repurchase shares of one or more of its Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred or Series E Auction Rate Preferred. The Series G Preferred Shares and the Series H Preferred Shares generally may not be called for redemption at the option of the Fund prior to July 1, 2021 and June 7, 2024, respectively. The Fund reserves the right, however, to redeem the Series G Preferred Shares and/or the Series H Preferred Shares at any time if it is necessary, in the judgment of the Board, to maintain its status as a RIC under Subchapter M of the Code. The distribution rates on the Series A Preferred, Series D Preferred, Series G Preferred and the Series H Preferred are 5.875%, 6.00%, 5.25% and 5.375%, respectively. Distributions on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. As of August 27, 2019, August 22, 2019 and August 21, 2019, the distribution rates on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred, respectively, were 3.637%, 3.627% and 5.350%, respectively.

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses, which are borne directly or indirectly by holders of the Fund’s common shares, including preferred shares offering expenses, as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.86	%(1)
Offering Expenses Borne by the Fund (excluding Preferred Shares Offering Expenses) (as a percentage of offering price)	0.19	%(1)
Dividend Reinvestment and Cash Purchase Plan Fees
Purchase transactions	$0.75	(2)
Sale transactions	$2.50	(2)
Preferred Shares Offering Expenses Borne by the Fund (as a percentage of net assets attributable to common shares)	0.02	%(3)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees	1.35	%(4)
Interest Payments on Borrowed Funds	None	(5)
Other Expenses	0.10	%(6)

Total Annual Expenses	1.45%
Dividends on Preferred Shares	1.87	%(7)

Total Annual Expenses and Dividends on Preferred Shares	3.32%

(1)

Estimated maximum amount based on offering of $300 million in common shares and $200 million in preferred shares. The estimates assume a 1.00% sales load on common shares and $567,000 in common offering expenses, and 3.15% sales load on preferred shares and $332,000 in preferred offering expenses. The total sales load was estimated by adding together the dollar amount of the estimated sales loads on the estimated common and preferred share offerings, and dividing by the total maximum offering price of securities that may be sold pursuant to this registration statement. Sales load on preferred shares is an expense borne by the Fund and indirectly by the holders of its common shares. This estimated expense, which amounts to $6,300,000, based on the estimated preferred share offering amount of $200 million, is reflected in the expense example following this table, and reflects an expense to common shareholders that is estimated to equal 0.23% of net assets attributable to common shares, assuming net assets attributable to common shares of approximately $2.7 billion (which includes issuance of $300 million in common shares). Actual sales loads and offering expenses may be higher or lower than these estimates and will be set forth in the Prospectus Supplement if applicable. The Fund does not currently intend to issue notes during the one year following the date of this Prospectus.

(2)

Shareholders participating in the Fund’s Automatic Dividend Reinvestment Plan do not incur any additional fees. Shareholders participating in the Voluntary Cash Purchase Plan would pay $0.75 plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”

(3)

Assumes issuance of $200 million in liquidation preference of fixed rate preferred shares, net assets attributable to common shares of $2.7 billion (which includes issuance of $300 million in common shares) and $332,000 in preferred offering expenses. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

(4)

The Investment Adviser’s fee is 1.00% of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, other than assets attributable to the certain of the Fund’s existing preferred shares when such shares are subject to the fee reduction described in the section entitled “Management of the Fund—Investment Advisory and Administrative Arrangements” in this Prospectus, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, since the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.
(5)	The Fund has no current intention of borrowing from a lender during the one year following the date of this Prospectus.
(6)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.
(7)

Dividends on Preferred Shares represent the aggregate of (1) the estimated distributions on the existing preferred shares outstanding and (2) the distributions that would be made assuming $200 million of preferred shares is issued with an assumed fixed dividend rate of 5.875%. There can, of course, be no guarantee that any preferred shares would be issued or, if issued, the terms thereof.

The purpose of the table above and the example below is to help you understand the various costs and expenses that you, as a shareholder, would bear directly or indirectly. For a more complete description of the various costs and expenses a common shareholder would bear in connection with the issuance and ongoing maintenance of any preferred shares or notes issued by the Fund, see “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

The following example illustrates the expenses (including the maximum estimated sales load on common shares of $10 and on preferred shares of $31.50, and estimated offering expenses of $0.45 from the issuance of $300 million in common shares and $200 million in preferred shares) you would pay on a $1,000 investment in common shares, followed by a preferred shares offering, assuming a 5% annual portfolio total return.* The preferred shares sales load is spread over the Fund’s entire net assets attributable to common shares (assuming completion of the proposed issuances); therefore, the allocable portion of such sales load to a common shareholder making a $1,000 investment in these circumstances is estimated to be $3.16. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses incurred	$51	$119	$188	$373

*

The example should not be considered a representation of future expenses. The example is based on total Annual Expenses and Dividends on Preferred Shares shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The example includes Dividends of Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses for the 1-, 3-, 5- and 10-year periods in the table above would be as follows (based on the same assumptions as above): $33, $64, $96 and $189.

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the period presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into the SAI. The financial information for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

Selected data for a common share of beneficial interest outstanding throughout the period.

	Year Ended December 31,
	2018	2017	2016	2015	2014
Operating Performance:
Net asset value, beginning of year	$25.11	$22.30	$21.07	$23.57	$24.18

Net investment income	0.45	0.32	0.36	0.30	0.41
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, and foreign currency transactions	(3.43)	4.09	2.45	(1.39)	1.54

Total from investment operations	(2.98)	4.41	2.81	(1.09)	1.95

Distributions to Preferred Shareholders: (a)
Net investment income	(0.08)	(0.06)	(0.05)	(0.06)	(0.03)
Net realized gain	(0.22)	(0.22)	(0.17)	(0.12)	(0.15)

Total distributions to preferred shareholders	(0.30)	(0.28)	(0.22)	(0.18)	(0.18)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	(3.28)	4.13	2.59	(1.27)	1.77

Distributions to Common Shareholders:
Net investment income	(0.37)	(0.28)	(0.31)	(0.31)	(0.39)
Net realized gain	(0.93)	(0.97)	(1.01)	(0.65)	(1.97)
Return of capital	(0.02)	(0.07)	—	(0.28)	(0.02)

Total distributions to common shareholders	(1.32)	(1.32)	(1.32)	(1.24)	(2.38)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	—	—	0.00 (b)	0.01	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—	0.00 (b)	(0.04)	—	—

Total from Fund share transactions	—	0.00 (b)	(0.04)	0.01	—

Net Asset Value Attributable to Common Shareholders, End of Year	$20.51	$25.11	$22.30	$21.07	$23.57

NAV total return†	(13.75)%	19.14%	12.70%	(5.59)%	7.48%

Market value, end of year	$18.30	$23.41	$20.04	$18.46	$21.66

Investment total return††	(17.10)%	24.11%	16.47%	(9.32)%	8.82%

	Year Ended December 31,
	2018		2017		2016		2015		2014
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$2,197,065		$2,629,129		$2,397,663		$2,198,198		$2,410,290
Net assets attributable to common shares, end of year (in 000’s)	$1,691,086		$2,069,871		$1,838,405		$1,738,940		$1,951,032
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.87%		1.38%		1.69%		1.60%		1.71%
Ratio of operating expenses to average net assets attributable to common shares before fees waived (c)	1.35	%(d)	1.38	%(d)	1.39	%(d)	1.33	%(d)	1.36%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (e)	1.13	%(d)	1.38	%(d)	1.39	%(d)	1.09	%(d)	1.36%
Portfolio turnover rate	10.8%		13.3%		15.6%		8.1%		18.4%

Cumulative Preferred Stock:
5.875% Series A Preferred
Liquidation value, end of year (in 000’s)	$76,201		$76,201		$76,201		$76,201		$76,201
Total shares outstanding (in 000’s)	3,048		3,048		3,048		3,048		3,048
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00		$25.00
Average market value (f)	$25.66		$26.31		$26.32		$25.63		$25.26
Asset coverage per share (g)	$108.56		$117.53		$107.18		$119.66		$131.21
Series B Auction Market Preferred
Liquidation value, end of year (in 000’s)	$90,000		$90,000		$90,000		$90,000		$90,000
Total shares outstanding (in 000’s)	4		4		4		4		4
Liquidation preference per share	$25,000		$25,000		$25,000		$25,000		$25,000
Liquidation value (h)	$25,000		$25,000		$25,000		$25,000		$25,000
Asset coverage per share (g)	$108,555		$117,528		$107,181		$119,660		$131,206
Series C Auction Market Preferred
Liquidation value, end of year (in 000’s)	$108,000		$108,000		$108,000		$108,000		$108,000
Total shares outstanding (in 000’s)	4		4		4		4		4
Liquidation preference per share	$25,000		$25,000		$25,000		$25,000		$25,000
Liquidation value (h)	$25,000		$25,000		$25,000		$25,000		$25,000
Asset coverage per share (g)	$108,555		$117,528		$107,181		$119,660		$131,206
6.000% Series D Preferred
Liquidation value, end of year (in 000’s)	$31,779		$63,557		$63,557		$63,557		$63,557
Total shares outstanding (in 000’s)	1,271		2,542		2,542		2,542		2,542
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00		$25.00
Average market value (f)	$25.83		$26.57		$26.58		$25.70		$25.53
Asset coverage per share (g)	$108.56		$117.53		$107.18		$119.66		$131.21

	Year Ended December 31,
	2018	2017	2016	2015	2014
Series E Auction Rate Preferred
Liquidation value, end of year (in 000’s)	$100,000	$121,500	$121,500	$121,500	$121,500
Total shares outstanding (in 000’s)	4	5	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value (h)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share (g)	$108,555	$117,528	$107,181	$119,660	$131,206
5.250% Series G Preferred
Liquidation value, end of year (in 000’s)	$100,000	$100,000	$100,000	—	—
Total shares outstanding (in 000’s)	4,000	4,000	4,000	—	—
Liquidation preference per share	$25.00	$25.00	$25.00	—	—
Average market value (f)	$24.83	$25.29	$25.20	—	—
Asset coverage per share (g)	$108.56	$117.53	$107.18	—	—
Asset Coverage (i)	434%	470%	429%	479%	525%

†	Based on net asset value per share and reinvestment of distributions at net asset value on the ex-dividend date.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 would have been 1.06%, 1.07%, 1.07%, 1.07% and 1.10%, respectively.

(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(e)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 would have been 0.89%, 1.07%, 1.07%, 0.88% and 1.10%, respectively.

(f)	Based on weekly prices.
(g)	Asset coverage per share is calculated by combining all series of preferred shares.
(h)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(i)	Asset coverage is calculated by combining all series of preferred shares.

Financial Highlights, cont.

	Year Ended December 31,
	2013	2012	2011	2010	2009
Operating Performance:
Net asset value, beginning of year	$18.58	$17.24	$17.64	$15.58	$12.68

Net investment income	0.36	0.47	0.38	0.34	0.41
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	6.45	2.00	0.28	2.63	3.64

Total from investment operations	6.81	2.47	0.66	2.97	4.05

Distributions to Preferred Shareholders: (a)
Net investment income	(0.05)	(0.09)	(0.11)	(0.16)	(0.16)
Net realized gain	(0.13)	(0.08)	(0.05)	—	—

Total distributions to preferred shareholders	(0.18)	(0.17)	(0.16)	(0.16)	(0.16)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	6.63	2.30	0.50	2.81	3.89

Distributions to Common Shareholders:
Net investment income	(0.31)	(0.37)	(0.27)	(0.16)	(0.21)
Net realized gain on investments	(0.72)	(0.31)	(0.14)	—	—
Return of capital	—	(0.28)	(0.49)	(0.60)	(0.78)

Total distributions to common shareholders	(1.03)	(0.96)	(0.90)	(0.76)	(0.99)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)
Increase in net asset value from repurchase of preferred shares	—	—	—	—	0.00 (b)

Total from Fund share transactions	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.00 (b)

Net Asset Value Attributable to Common Shareholders, End of Year	$24.18	$18.58	$17.24	$17.64	$15.58

NAV total return†	36.47%	14.40%	3.61%	19.73%	35.49%

Market value, end of year	$22.17	$16.18	$15.42	$15.36	$13.11

Investment total return††	44.38%	11.38%	6.42%	23.90%	40.35%

	Year Ended December 31,
	2013	2012	2011	2010	2009
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$2,460,474	$1,998,057	$1,888,654	$1,924,427	$1,759,526
Net assets attributable to common shares, end of year (in 000’s)	$2,001,217	$1,538,799	$1,429,397	$1,465,169	$1,300,268
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	1.65%	2.62%	2.12%	2.18%	3.18%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	1.34%	1.41%	1.50%	1.53%	1.66%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.34%	1.41%	1.40%	1.53%	1.66%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	1.07%	1.08%	1.14%	1.14%	1.16%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.07%	1.08%	1.07%	1.14%	1.16%
Portfolio turnover rate	15.8%	14.5%	15.0%	19.0%	13.3%

5.875% Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$76,200	$76,200	$76,200	$76,201	$76,201
Total shares outstanding (in 000’s)	3,048	3,048	3,048	3,048	3,048
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$25.31	$25.72	$25.30	$24.98	$23.34
Asset coverage per share	$133.94	$108.77	$102.81	$104.76	$95.78
Series B Auction Market Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$90,000	$90,000	$90,000	$90,000	$90,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$133,938	$108,766	$102,810	$104,757	$95,781
Series C Auction Market Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$108,000	$108,000	$108,000	$108,000	$108,000
Total shares outstanding (in 000’s)	4	4	4	4	4
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$133,938	$108,766	$102,810	$104,757	$95,781

	Year Ended December 31,
	2013	2012	2011	2010	2009
6.000% Series D Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$63,557	$63,557	$63,557	$63,557	$63,557
Total shares outstanding (in 000’s)	2,542	2,542	2,542	2,542	2,542
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$26.25	$26.79	$26.09	$25.52	$24.44
Asset coverage per share	$133.94	$108.77	$102.81	$104.76	$95.78
Series E Auction Rate Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$121,500	$121,500	$121,500	$121,500	$121,500
Total shares outstanding (in 000’s)	5	5	5	5	5
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$133,938	$108,766	$102,810	$104,757	$95,781
Asset Coverage (e)	536%	435%	411%	419%	383%

†

For 2013 based on net asset value per share and reinvestment of distributions at net asset value on the ex-dividend date. The years ended 2012, 2011, 2010, and 2009 were based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the period.
(b)	Amount represents less than $0.005 per share.
(c)	Based on weekly prices.
(d)	Liquidation value. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(e)	Asset coverage is calculated by combining all series of preferred shares.

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on August 20, 2003. The Fund commenced investment operations on November 28, 2003. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Policies

The Fund’s investment objective is to seek a high level of total return with an emphasis on dividends and income. The Fund attempts to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). In addition, under normal market conditions, at least 50% of the Fund’s total assets will consist of dividend paying equity securities. In making equity selections, Gabelli Funds, LLC, which serves as Investment Adviser to the Fund, looks for securities that have a superior yield and capital gains potential.

The Fund may invest in the securities of companies of any market capitalization. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry and may invest up to 35% of its total assets in securities of non-U.S. issuers (including securities of companies in emerging markets), which are generally denominated in foreign currencies. The Fund may also invest up to 10% of its total assets in below investment-grade securities, also known as high-yield securities. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities of comparable quality) are referred to in the financial press as “junk bonds” or “high-yield” securities. The average duration of the Fund’s investments in debt securities is expected to vary and the Fund does not target any particular average duration.

The Fund’s policy to invest at least 80% of its net assets in dividend paying securities or other income producing securities may be changed by the Board; however, if this policy changes, the Fund will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with SEC rules.

No assurances can be given that the Fund’s objective will be achieved. Neither the Fund’s investment objective nor, except as expressly stated herein, any of its policies are fundamental, and each may be modified by the Board without shareholder approval. The percentage and ratings limitations stated herein and in the SAI apply only at the time of investment and are not considered violated as a result of subsequent changes to the value, or downgrades to the ratings, of the Fund’s portfolio investments.

Gabelli Funds, LLC, a New York limited liability company, with offices at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally considers the following factors, among others:

•

the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the interest or dividend income generated by the securities;

•	the potential for capital appreciation of the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants; and

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Fund as to issuers.

The Investment Adviser’s investment philosophy with respect to equity and debt securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. In making equity selections, the Investment Adviser looks for securities that have a superior yield and capital gains potential. The Investment Adviser also normally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

Certain Investment Practices

Equity Securities. The Fund invests in equity securities (such as common stock and preferred stock).

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred stock back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred stock. Generally speaking, the right of the issuer to repurchase the preferred stock tends to reduce any premium at which the preferred stock might otherwise trade due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount at which the preferred stock might otherwise trade due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred stocks, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer’s balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. Many convertible securities are not investment grade, that is, not rated “BBB” or better by S&P or “Baa” or better by Moody’s or considered by the Investment Adviser to be of similar quality.

Preferred stocks and convertible securities may have many of the same characteristics and risks as nonconvertible debt securities. See “Risk Factors and Special Considerations—General Risks—Non-Investment Grade Securities.”

The Investment Adviser believes that preferred stock and convertible securities of certain companies offer the opportunity for capital appreciation and periodic income. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible securities may trade more like common stock than like fixed-income securities, which may result in above average appreciation if the company’s performance improves. Even if the credit quality of such a company is not in question, the market price of its convertible securities may reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This can result in capital appreciation if the price of the company’s common stock recovers.

Income Securities. Income securities include (i) fixed income securities such as bonds, debentures, notes, preferred stock, short term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market open-end funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser, and (ii) common stocks of issuers that have historically paid periodic dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

The Fund also may invest in common stock of issuers that have historically paid periodic dividends or otherwise made distributions to common shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Non-Investment Grade Securities. The Fund may invest in below investment-grade securities, also known as high-yield securities. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities of comparable quality) are referred to in the financial press as “junk bonds” or “high-yield” securities.

Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions, and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of non-investment grade securities is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in order to respond to changes in the economy or the financial markets.

Non-investment grade securities and unrated securities of comparable quality also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed-income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

As part of its investments in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed income securities, including non-investment grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for non-investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities and the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also trade at a discount to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of this type which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Temporary Defensive Investments. When a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest all or a portion of its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated “A-1” or higher by S&P or “Prime-1” by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. The Fund may find it more difficult to achieve its investment objective during temporary defensive periods.

Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund’s total assets. There is no limit on the amount of options the Fund may write (sell).

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund realizes a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund realizes a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security, and any gain resulting from the repurchase of a call option may also be wholly or partially offset by unrealized depreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund generally purchases or writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act.

Forward Foreign Currency Exchange Contracts. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund invests in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund only enters into forward currency contracts with parties which it believes to be creditworthy.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

The Fund makes short sales both to obtain capital gain from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales “against the box” may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying securities. Under the terms of a typical repurchase agreement, the Fund acquires an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the security at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund does not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933 (“Securities Act”) and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Foreign Securities. The Fund invests in the equity securities of companies located outside the United States.

The Investment Adviser believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets; the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

The Fund may purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar-denominated securities of foreign issuers, which will be considered foreign securities for purposes of the Fund’s investment policies. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. See “Risk Factors and Special Considerations—General Risks—Foreign Securities.”

Emerging Market Countries. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in companies headquartered in developing, or emerging market, countries. Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain emerging market countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Some emerging market countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in these countries and the availability of the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

Value Investing. The Fund’s portfolio managers will use various value methods in managing its assets. In selecting securities for the Fund, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

The Fund’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

The Investment Adviser’s value approach strives to reduce some of the other risks of investing in the securities of smaller companies (for the Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage.

While there can be no assurance that this risk-averse value approach will be successful, the Investment Adviser believes that it can reduce some of the risks of investing.

Although the Investment Adviser’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad stock market declines, it may also potentially have the effect of limiting gains in strong up markets.

Industry Concentration. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See “Risk Factors and Special Considerations—General Risks—Industry Risk.”

Leverage. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. Any such preferred shares may be convertible in accordance with the SEC staff guidelines, which may permit the Fund to obtain leverage at attractive rates. The use of leverage magnifies the impact of changes in net asset value. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with any mandatory redemption terms of any outstanding preferred shares. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

In the event the Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund’s obligations to pay dividends or distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund’s issuance of senior securities representing debt would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Additionally, the Fund may enter into derivative transactions that have economic leverage embedded in them. Economic leverage exists when the Fund achieves the right to a return on a capital base that exceeds the investment which the Fund has contributed to the instrument achieving a return. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Prospectus and in the SAI. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Fund’s limitations on borrowings discussed above, but may create leverage for the Fund. To the extent that the Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Investment Restrictions. The Fund has adopted certain fundamental investments policies designed to limit investment risk and maintain portfolio diversification. See “Investment Restrictions” in the SAI for a complete list of the fundamental policies of the Fund. Fundamental policies may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class subject to class approval rights of any preferred shares). The Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares, if any.

Neither the Fund’s investment objective nor, except as expressly listed under “Investment Restrictions” in the SAI, any of its policies (including with respect to the interest rate transactions described under the heading “How the Fund Manages Risk—Interest Rate Transactions”) is fundamental, and each may be modified by the Board without shareholder approval.

In addition, pursuant to the Fund’s Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred, Series E Auction Rate Preferred, Series G Preferred and Series H Preferred respective Statements of Preferences, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy. See “Investment Restrictions” in the SAI.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if the loan is collateralized in accordance with applicable regulatory requirements.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Risk Factors and Special Considerations—General Risks—Loans of Portfolio Securities.”

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

For the fiscal years ended December 31, 2016, 2017 and 2018, the portfolio turnover rate of the Fund was 15.6%, 13.3% and 10.8%, respectively. The Fund anticipates that its portfolio turnover rate will generally not exceed 100%.

Further information on the investment objective and policies of the Fund is set forth in the SAI.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

General Risks

Equity Risk. Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the OTC markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Preferred Stock Risk. There are special risks associated with the Fund’s investing in preferred securities, including:

•

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•

Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

•

Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

•

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Selection Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

Merger Arbitrage Risk. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced. The principal risk of such investments is that certain of such proposed transactions may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may realize losses. Such risk is sometimes referred to as “merger arbitrage risk.” Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller’s stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back-up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company’s board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Investment Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.

Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss.

Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity.

Recapitalization Risk. In recapitalizations, a corporation may restructure its balance sheet by selling specific assets, significantly leveraging other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund’s original investment or that no such distribution will ultimately be made and the value of the Fund’s investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund’s risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry or (iii) adverse developments within the company itself.

Distribution Risk for Equity Income Securities. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Dividend-producing equity income securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “—Fixed Income Securities Risks—Interest Rate Risk.” The Fund’s investments in dividend-producing equity income securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend-producing equity income securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s net asset value or provide “protection,” compared to other types of equity income securities, when markets perform poorly.

Value Investing Risk. The Fund focuses its investments on the securities of companies that the Investment Adviser believes to be undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Fixed Income Securities Risks. Fixed income securities in which the Fund may invest are generally subject to the following risks:

•

Interest Rate Risk. The market value of bonds and other fixed-income or dividend-paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income- or dividend-paying securities will increase as interest rates fall and decrease as interest rates rise.

The magnitude of these fluctuations in the market price of bonds and other income- or dividend-paying securities is generally greater for those securities with longer maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. Recently, there have been some modest signs of inflationary price movements. There is a possibility that interest rates may rise, which would likely drive down the prices of income- or dividend-paying securities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short term or long term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other income- or dividend-paying securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Fund’s use of leverage will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of income- or dividend-paying securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of the Fund’s common shares.

•

Issuer Risk. Issuer risk is the risk that the value of an income- or dividend-paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

•

Credit Risk. Credit risk is the risk that one or more income- or dividend-paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “—Non-Investment Grade Securities.” In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

•

Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income- or dividend-paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

•

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

•

Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Investment Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Investment Adviser deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long term interest rates to short term interest rates), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Fund’s shares and that actual price movements in the Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Investment Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail, including under “—Fixed Income Securities Risks—Credit Risk,” “—Fixed Income Securities Risks—Interest Rate Risk,” “—Fixed Income Securities Risks—Prepayment Risk,” and “—General Risks—Inflation Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “—Non-Investment Grade Securities.”

Prepayment Risks on Government Sponsored Mortgage-Backed Securities. The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. Prepayment risks include the following:

•

the relationship between prepayments and interest rates may give some lower grade government sponsored mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities;

•

in addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

•	because of these and other reasons, a government sponsored mortgage-backed security’s total return and maturity may be difficult to predict; and

•	to the extent that the Fund purchases government sponsored mortgage-backed securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of premium paid.

Non-Investment Grade Securities. The Fund may invest in below investment-grade securities, also known as high-yield securities or “junk” bonds. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities of comparable quality) are referred to in the financial press as “junk bonds” or “high-yield” securities and generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

In addition, the prices of these non-investment grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade securities tend to be less liquid than investment grade securities. The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As a part of its investments in non-investment grade securities, the Fund may invest in the securities of issuers in default. The Fund invests in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers’ securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

Small and Mid-Cap Company Risk. The Fund may invest in the equity securities of small-cap and/or mid-cap companies.

Small and mid-cap companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. These companies may have limited product or business lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. Changes in any one line of business, therefore, may have a greater impact on a small or mid-cap company’s stock price than is the case for a larger company. In addition, the securities of such companies may be more vulnerable to adverse general market or economic developments, more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As such, securities of these small and mid-cap companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

As a result, the purchase or sale of more than a limited number of shares of the securities of a small or mid-cap company may affect its market price. The Investment Adviser may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Investment Adviser-managed accounts or other investors are also seeking to purchase or sell them.

The securities of small and mid-cap companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, small and mid-cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small and mid-cap securities requires a longer-term view.

Small and mid-cap companies, due to the size and kinds of markets that they serve, may be less susceptible than large-cap companies to intervention from the U.S. federal government by means of price controls, regulations or litigation.

Financial Services Sector Risk. The Fund has in the past invested, and may in the future invest, a significant portion of its total assets in securities issued by financial services companies. Financial services are generally involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, or real estate.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the United States and other countries.

Additional risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in financial services companies (including consolidations, development of new products and changes to such companies’ regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

U.S. Government Securities and Credit Rating Downgrade Risk. The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value of such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

The events surrounding negotiations regarding the U.S. federal government debt ceiling and deficit reduction could adversely affect the Fund’s ability to achieve its investment objective. In 2011, S&P lowered its long term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. Repeat occurrences of similar events could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Investment Adviser cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Prepayment Risks on Government Sponsored Mortgage-Backed Securities. The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. Prepayment risks include the following:

•

the relationship between prepayments and interest rates may give some lower grade government sponsored mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities;

•

in addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

•	because of these and other reasons, a government sponsored mortgage-backed security’s total return and maturity may be difficult to predict; and

•	to the extent that the Fund purchases government sponsored mortgage-backed securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of premium paid.

Foreign Securities Risk. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers located in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The following provides more detail on certain pronounced risks with foreign investing:

•

Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the

Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency-denominated investments.

•

Tax Consequences of Foreign Investing. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

•

EMU and Redenomination Risk. As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

•

Emerging Markets Risk. The considerations noted above in “Foreign Securities Risk” are generally intensified for investments in emerging market countries, including countries that may be considered “frontier” markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

•

Frontier Markets Risk. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the NAV of Fund’s Shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the NAV of a fund’s shares to decline.

Governments of many frontier countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

•

Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit” and which triggered a two-year period of negotiations on the terms of withdrawal. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, triggering a two year period during which the terms of exit were negotiated. Formal negotiations have concluded between the UK and the EU; however, the deal still requires ratification by the U.K. Parliament and implementation into law through the European Union (Withdrawal) Act 2018. Approval by the U.K. Parliament is not guaranteed, and therefore political uncertainty in the UK continues. As a result of Brexit, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible, that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for the

UK’s exit out of the EU. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition, certain European countries have recently experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Restricted and Illiquid Securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. The Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Special Risks Related to Investment in Derivatives. The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;

•	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•

the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Options, futures contracts, swaps contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which options, futures, swaps and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s net asset value and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the Commodity Futures Trading Commission (the “CFTC”). These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Short Sales Risk. Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its Custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund to execute its investment strategies generally. Similar emergency orders were also instituted in non-U.S. markets in response to increased volatility. The Fund’s ability to engage in short sales is also restricted by various regulatory requirements relating to short sales.

Industry Risk. The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Leverage Risk. The Fund currently uses financial leverage for investment purposes by issuing preferred shares. As of December 31, 2018, the amount of leverage represented approximately 23% of the Fund’s net assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds that have a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for any preferred shares or debt outstanding. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, to the extent the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code. For more information regarding the risks of a leverage capital structure to holders of the Fund’s common shares, see “—Special Risks to Holders of Common Shares—Leverage Risk.”

Market Discount Risk. The Fund is a diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s net asset value per share or the liquidation value of any Fund preferred shares issued. Since the market price of any additional securities the Fund may issue will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of such securities in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price or at, below or above their liquidation value, as applicable. For example, common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their securities of the Fund soon after the completion of a public offering for such securities. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset value itself may decline. The Fund’s securities are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Long Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long term growth of capital. The Fund is not meant to provide a vehicle for those who wish to play short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the European Monetary Union (the “EMU”), continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

Due to a lapse in appropriations, a partial U.S. government shutdown occurred from December 22, 2018 through January 25, 2019. The impact of the shutdown on the Fund, issuers in which the Fund invests, the financial markets and the broader economy is uncertain. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, may in the future result in additional government shutdowns, which could have a material adverse effect on the Fund’s investments and operations. In addition, the Fund’s ability to raise additional capital in the future through the sale of securities could be materially affected by a government shutdown. Additional and/or prolonged U.S. government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

As previously discussed, Brexit has led to volatility in the financial markets of the UK and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. The decision made in the British referendum may also lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This mid- to long-term uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and its investments to execute its respective strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, for the Fund to execute prudent currency hedging policies. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Fund, its investments or its organization more generally.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Economic Events and Market Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Tax Cuts and Jobs Act of 2017. Congress has enacted a tax reform bill that, among other things, significantly changes the taxation of business entities (including by significantly lowering corporate tax rates), the deductibility of interest expense, and the timing in which certain income items are recognized (potentially including, in certain cases, income from debt and other financial instruments). We cannot predict the impact, if any, of these changes to our business. Until we can evaluate how these changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

Regulation and Government Intervention Risk. The global financial crisis led the U.S. Government and certain foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives (see “Investment Objective and Policies—Additional Risks Relating to Derivative Investments—Dodd-Frank Act Risk” in the SAI), the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Investment Adviser and the Fund. The Investment Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurances can be given that such actions would be successful and no assurances can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Investment Adviser and the Fund may be affected by governmental action in ways that are unforeseeable.

Furthermore, the Dodd-Frank Act created the Financial Stability Oversight Council (“FSOC”), an interagency body charged with identifying and monitoring systemic risks to financial markets. The FSOC has the authority to require that non-bank financial companies that are “predominantly engaged in financial activities,” such as the Fund and the Investment Adviser, whose failure it determines would pose systemic risk, be placed under the supervision of the Federal Reserve. The FSOC has the authority to recommend that the Federal Reserve adopt more stringent prudential standards and reporting and disclosure requirements for non-bank financial companies supervised by the Federal Reserve. The FSOC also has the authority to make recommendations to the Federal Reserve on various other matters that may affect the Fund, including requiring financial firms to submit resolution plans, mandating credit exposure reports, establishing concentration limits and limiting short-term debt. The FSOC may also recommend that other federal financial regulators impose more stringent regulation upon, or ban altogether, financial activities of any financial firm that poses what it determines are significant risks to the financial system. In the event that the FSOC designates the Fund or the Investment Adviser as a systemic risk to be placed under the Federal Reserve’s supervision, the Fund or the Investment Adviser could face stricter prudential standards, including risk-based capital requirements, leverage limits, liquidity requirements, concentration requirements and overall risk management requirements, among other restrictions. Such requirements could hinder the Fund’s ability to meet its investment objective and may place the Fund at a disadvantage with respect to its competitors.

Moreover, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including embedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

In the aftermath of the global financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Trump administration has called for, and in certain instances has begun to implement, significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. In August 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. In December 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York published these alternative rates in April 2018.

There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times collateralized in accordance with applicable regulatory requirements. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged qualified dividend income or long term capital gains or what the tax rates on various types of income will be in future years.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income.” Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Fund presently intends to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. See “Taxation.”

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any shares the Fund may issue in the future. The Fund’s Declaration of Trust authorizes it to issue an unlimited number of shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases shares, the Fund may sell additional shares or other classes of shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its shares, such investor’s percentage ownership interest in the Fund will be diluted.

Anti-Takeover Provisions. The Agreement and Declaration of Trust and By-Laws of the Fund include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Legislation Risk. At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Reliance on Service Providers Risk. The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Cyber Security Risk. The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Adviser or the Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Investment Adviser’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Adviser’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Adviser will identify or prevent any such misconduct.

Special Risks to Holders of Notes

An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

Special Risks to Holders of Fixed Rate Preferred Shares

Illiquidity Prior to Exchange Listing. Prior to an offering, there will be no public market for any series of fixed rate preferred shares. In the event any additional series of fixed rate preferred shares are issued, we expect to apply to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation. Fixed rate preferred shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates, perceived credit quality and other factors.

Special Risks for Holders of Auction Rate Preferred Shares

Auction Risk. Holders of auction rate preferred shares may not be able to sell their auction rate preferred shares at an auction if the auction fails, i.e., if more auction rate preferred shares are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain auction rate preferred shares only at a specified rate that exceeds the rate set at the auction, you will not retain your auction rate preferred shares. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the auction rate preferred shares, which could also affect the liquidity of your investment. Due to recent market disruption, most auction rate preferred share auctions have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity. Since February 2008, all of the auctions of our Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred have failed. Holders of our auction rate preferred have continued to receive their dividends on the auction rate preferred shares at the maximum rate determined by reference to short term rates, rather than at a price set by auction. At present, the maximum rate for Series B Auction Market Preferred and Series C Auction Market Preferred is equal to the greater of (a) 150% of or (b) 150 bps over the 7-day LIBOR, and equal to the greater of (a) 250% of or (b) 250 bps over the 7-day LIBOR for Series E Auction Rate Preferred. A failed auction is not a default and the Fund has no obligation to redeem its auction rate preferred shares because the auctions continue to fail. There can be no assurance that liquidity will improve.

Secondary Market Risk. Holders of auction rate preferred shares who try to sell their auction rate preferred shares between auctions may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the auction rate preferred shares are not required to maintain this market, and the Fund is not required to redeem auction rate preferred shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. The auction rate preferred shares are and will not be registered on a stock exchange. If you sell your auction rate preferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.

Special Risks to Holders of Notes and Preferred Shares

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices.

Common Share Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to its distributions for a given year, the Fund expects that it would return capital as part of its distribution. This would decrease the asset coverage per share with respect to the Fund’s notes or preferred shares, which could adversely affect their liquidity or market prices.

For the fiscal year ended December 31, 2018, the Fund made distributions of $1.32 per common share, approximately $0.0204 of which constituted a return of capital. The composition of each distribution is estimated based on earnings as of the record date for the distribution. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year.

Credit Quality Ratings. The Fund may obtain credit quality ratings for its preferred shares or notes; however, it is not required to do so and may issue preferred shares or notes without any rating. If rated, the Fund does not impose any minimum rating necessary to issue such preferred shares or notes. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, if desired, the Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry.

These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. With respect to ratings (if any) of the notes or preferred shares, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating does not address the liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to our preferred shares or notes, we may alter our portfolio or redeem all or a portion of the preferred shares or notes that are then redeemable under certain circumstances.

Special Risks of Notes to Holders of Preferred Shares

As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue notes. In the event the Fund were to issue such securities, the Fund’s obligations to pay dividends or make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and interest payments due and owing with respect to its outstanding notes. Accordingly, the Fund’s issuance of notes would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Special Risks to Holders of Common Shares

Dilution Risk. If the Fund determines to conduct a rights offering to subscribe for common shares, holders of common shares may experience dilution or accretion of the aggregate net asset value of their common shares. Such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s net asset value per common share is above or below the subscription price on the expiration date of the rights offering.

Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.

Leverage Risk. The Fund currently uses financial leverage for investment purposes by issuing preferred shares and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or additional preferred shares and borrowing from financial institutions. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. As of December 31, 2018, the amount of leverage represented approximately 23% of the Fund’s net assets.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code. See “Taxation.”

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of its borrowings, notes or preferred shares or of losing its ratings on its notes or preferred shares or notes or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution or interest requirements on the preferred shares or notes. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares or notes.

•

Preferred Share and Note Risk. The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares or the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares or the interest rate on the notes plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes. If the Fund has insufficient investment income and gains, all or a portion of the distributions to preferred shareholders or interest payments to note holders would come from the common shareholders’ capital. Such distributions and interest payments reduce the net assets attributable to common shareholders. The Prospectus Supplement relating to any sale of preferred shares will set forth dividend rate on such preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including the advisory fees on the incremental assets attributable to the preferred shares or notes.

Holders of preferred shares and notes may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. In the event the Fund fails to maintain an asset coverage of 100% for any notes outstanding for certain periods of time, the 1940 Act requires that either an event of default be declared or that the holders of such notes have the right to elect a majority of the Fund’s Trustees until asset coverage recovers to 110%. In addition, holders of preferred shares, voting separately as a single class, have the right (subject to the rights of noteholders) to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. Further, interest on notes will be payable when due as described in a Prospectus Supplement and if the Fund does not pay interest when due, it will trigger an event of default and the Fund expects to be restricted from declaring dividends and making other distributions with respect to common shares and preferred shares. Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to the Fund. The 1940 Act also generally restricts the Fund from declaring distributions on, or repurchasing, common or preferred shares unless notes have an asset coverage of 300% (200% in the case of declaring distributions on preferred shares). The Fund’s common shares are structurally subordinated as to income and residual value to any preferred shares or notes in the Fund’s capital structure, in terms of priority to income and payment in liquidation. See “Description of the Securities—Preferred Shares” and “Description of the Securities—Notes.”

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a RIC for U.S. federal income tax purposes. While the Fund intends to redeem its preferred shares or notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a RIC under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

•

Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred shares or notes is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares or notes, and the common shares of the Fund will lose the potential benefits associated with a leveraged capital structure.

•

Impact on Common Shares. Assuming that leverage will (1) be equal in amount to approximately 26% of the Fund’s total net assets, and (2) charge interest or involve dividend payments at a projected blended annual average leverage dividend or interest rate of 5.26%, then the annual return generated by the Fund’s portfolio (net of estimated expenses) must exceed approximately 1.4% of the Fund’s total net assets in order to cover such interest or dividend payments and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects leverage representing 26% of the Fund’s total net assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 5.26%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred shares and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.001% of the Fund’s net assets attributable to common shares. These assumptions are based on the Fund’s fiscal year ended December 31, 2018, $300 million in common share offerings and $200 million in preferred share offerings.

Assumed Return on Portfolio (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Shareholder	(15.77)%	(8.99)%	(2.22)%	4.55%	11.32%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Market Discount Risk. As described above in “—General Risks—Market Discount Risk,” common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of a public offering. The common shares of the Fund are designed primarily for long term investors and investors in the shares should not view the Fund as a vehicle for trading purposes.

Special Risk to Holders of Subscription Rights

There is a risk that changes in market conditions may result in the underlying common or preferred shares purchaseable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities.

HOW THE FUND MANAGES RISK

Investment Restrictions

The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. See “Investment Restrictions” in the SAI for a complete list of the fundamental policies of the Fund. Fundamental policies may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Fund’s Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred, Series E Auction Rate Preferred, Series G Preferred and Series H Preferred respective Statements of Preferences, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy. The Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares, if any.

Neither the Fund’s investment objective nor, except as expressly stated herein, any of its policies (including with respect to the interest rate transactions described below) are fundamental, and each may be modified by the Board without shareholder approval.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions to manage its borrowing costs, as well as to increase income. The use of such swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its borrowings (or the Fund’s potential variable payment obligations on auction rate preferred shares or fixed rate preferred shares that may have certain variable rate features). In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the counterparty defaulted. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on any outstanding borrowings or preferred shares or fails to comply with other covenants, the Fund may be required to prepay some or all of such borrowings or redeem some or all of such shares. Any such prepayment or redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund may enter into equity contract for difference swap transactions, for the purpose of increasing the income of the Fund. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate or earmark cash or liquid assets having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

If the Fund writes (sells) a credit default swap or credit default index swap, then the Fund will, during the term of the swap agreement, designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract.

MANAGEMENT OF THE FUND

General

The Fund’s Board (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to the Investment Advisory Agreement, the Investment Adviser, under the supervision of the Board, provides a continuous investment program for the Fund’s portfolio, provides investment research and makes and executes recommendations for the purchase and sale of securities, provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates. As compensation for its services rendered and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee at an annual rate of 1.00% of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, other than assets attributable to the Fund’s Reduced Fee Preferred (as defined below) when such Reduced Fee Preferred are subject to the fee reduction described below, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes, subject to voluntary reduction in certain situations. Consequently, since the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund did not utilize a leveraged capital structure.

The Investment Adviser has agreed to reduce the portion of its management fee attributable to an amount of assets of the Fund equal to the aggregate stated value of, as the case may be, its currently outstanding Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred and/or Series E Auction Rate Preferred (together, the “Reduced Fee Preferred”) for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the management fee subject to potential reduction, is less than (i) in the case of the Series A Preferred and/or Series D Preferred, the stated annual dividend rate of such series and (ii) in the case of the Series B Auction Market Preferred, Series C Auction Market Preferred and/or Series E Auction Rate Preferred, the net cost of capital to the Fund with respect to such series for such year expressed as a percentage (including, without duplication, distributions paid by the Fund on such series and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its distribution obligations). The Fund’s Series G Preferred and Series H Preferred are not subject to this reduction. This reduction will apply to the portion of the Fund’s assets attributable to the “Reduced Fee Preferred” for so long as the Investment Adviser agrees to continue the reduction, and will not apply to any preferred shares issued pursuant to this offering. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

Because the investment advisory fees are based on a percentage of net assets, which includes assets attributable to the Fund’s use of leverage (but excludes assets attributable to the Fund’s Reduced Fee Preferred when such Reduced Fee Preferred are subject to the fee reduction described above), the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage.

The Investment Adviser

The Investment Adviser is a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $22 billion as of March 31, 2019. The Investment Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL”. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $15.2 billion as of March 31, 2019; Teton Advisors, Inc., and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $2.6 billion as of March 31, 2019, act as investment advisers to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.6 billion as of March 31, 2019; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $19 million as of March 31, 2019. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., as of March 31, 2019. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

A discussion regarding the basis for the Fund’s Board approval of the Investment Advisory Agreement with the Investment Adviser is available in the Fund’s annual report for the year ended December 31, 2018.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of the Fund who are employed by the Fund and are not employed by the Investment Adviser although such officers may receive incentive based variable compensation from affiliates of the Investment Adviser), as well as the fees of all Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund, and indirectly the holders of its common shares, is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, underwriting compensation and reimbursements in connection with sales of the Fund’s securities, expenses for legal and the Fund’s independent registered public accounting firm’s services, stock exchange listing fees and expenses, costs of printing proxies, share certificates and shareholder reports, charges of the Fund’s Custodian, any sub-custodian and any transfer agent and distribution disbursing agent, expenses in connection with the Automatic Dividend Reinvestment Plan and the Voluntary Cash Purchase Plan, SEC fees and preparation of filings with the SEC, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, compensation and other expenses of officers and employees of the Fund (including, but not limited to, the Chief Compliance Officer, Vice President and Ombudsman) as approved by the Fund’s Trustees, fidelity bond coverage for the Fund’s officers and employees, Trustees’ and officers’ errors and omissions insurance coverage, interest, brokerage costs, taxes, expenses of qualifying the Fund’s shares for sale in various states, expenses of personnel performing shareholder servicing functions, rating agency fees, organizational expenses, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to G.research, LLC (“G.research”), an affiliate of the Investment Adviser, or to other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than G.research that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other investment advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement, including a more complete description of the investment advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Managers

Mario J. Gabelli, CFA, is currently and has been responsible for the day to day management of the Fund since its inception. Mr. Gabelli serves as Chairman and Chief Executive Officer of GBL and Associated Capital, Chief Investment Officer—Value Portfolios for GBL, the Investment Adviser and GAMCO, Chief Executive Officer and Chief Investment Officer of GGCP, and a director or officer of other companies affiliated with GBL. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli fund family (“Gabelli/GAMCO Fund Complex” or “Fund Complex”). Because of the diverse nature of Mr. Gabelli’s responsibilities, he will devote less than all of his time to the day to day management of the Fund. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Robert D. Leininger, CFA, became a portfolio manager of the Fund in 2010. He joined GBL in 1993 as a security analyst. Mr. Leininger moved to Rorer Asset Management LLC in Philadelphia in 1997, where he was a partner in the firm and member of the investment policy committee. In August 2009, he joined Copeland Capital Management as a partner and portfolio manager before rejoining GBL in 2010 where he currently serves as a portfolio manager for the Investment Adviser and on GAMCO’s institutional and high net worth separate accounts team. He is a member of the Financial Analyst Society of Philadelphia. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Kevin V. Dreyer, a Managing Director of GBL and Co-Chief Investment Officer of GBL’s Value team, became a portfolio manager of the Fund in 2012. Mr. Dreyer joined Gabelli in 2005 as a research analyst. He currently serves as a portfolio manager for the Investment Adviser managing several funds within the Fund Complex. He is also a portfolio manager on GAMCO’s institutional and high net worth separate accounts team. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Christopher J. Marangi, a Managing Director of GBL and Co-Chief Investment Officer of GBL’s Value team, became a portfolio manager of the Fund in 2012. Mr. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager for the Investment Adviser managing several funds within the Fund Complex. He is also a portfolio manager on GAMCO’s institutional and high net worth separate accounts team. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Jeffrey J. Jonas, CFA, became a portfolio manager of the Fund in 2012. Mr. Jonas joined GBL as a research analyst in 2003 and has focused on companies in the cardiovascular, healthcare services, and pharmacy benefits sectors, among others. Mr. Jonas currently serves as a portfolio manager for the Investment Adviser managing several funds in the Fund Complex. In addition, he serves as a portfolio manager for Gabelli Securities, Inc. and its Medical Opportunities Fund, a healthcare focused partnership. He is also a portfolio manager on GAMCO’s institutional and high net worth separate accounts team. Mr. Jonas graduated as a Gabelli Presidential Scholar from the Carroll School of Management at Boston College in finance and management information systems.

Sarah M. Donnelly has served as portfolio manager of the Fund since September 2017. Ms. Donnelly serves as a portfolio manager for Gabelli Funds, LLC. She is also a Senior Vice President of Associated Capital Group, Inc. and serves as the Health & Wellness research platform leader and as a research analyst covering food, household, and personal care products. Ms. Donnelly joined GAMCO Investors Inc. in 1999 as a junior research analyst working with the consumer staples and media analysts. She received a B.S. in Business Administration with a concentration in Finance and minor in History from Fordham University and currently serves on the advisory board of the Gabelli Center for Global Security Analysis at Fordham University.

Brian C. Sponheimer has served as a portfolio manager of the Fund since November 2017. Mr. Sponheimer joined Gabelli in 2008 as a research analyst covering automotive and trucking companies. Currently he is a Senior Vice President of Associated Capital Group, Inc., a portfolio manager of Gabelli Funds, LLC, and is responsible for oversight of G.research, Inc.’s Industrial Research platform. Brian graduated cum laude from Harvard University with a BA in Government, and received an MBA in Finance and Economics from Columbia Business School.

Regina M. Pitaro has served as a portfolio manager of the Fund since November 2017. Ms. Pitaro joined GAMCO Investors, Inc. in 1984 and is currently a Managing Director and Head of Institutional Marketing, where she continues to coordinate the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc. and a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an M.B.A. in Finance from Columbia Business School, a M.A. in Anthropology from Loyola University of Chicago, and a B.A. in Anthropology from Fordham University.

Howard F. Ward, CFA, has served as a portfolio manager of the Fund since May 2018. Mr. Ward joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

Mario J. Gabelli, Robert D. Leininger, Kevin V. Dreyer, Christopher J. Marangi, Jeffrey J. Jonas, Sarah M. Donnelly, Brian C. Sponheimer, Regina M. Pitaro and Howard F. Ward function as a team and are jointly and primarily responsible for the day to day management of the Fund.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Non-Resident Trustees

Anthonie C. van Ekris, trustee of the Fund, resides outside of the United States and all or a significant portion of his assets are located outside the United States. Mr. van Ekris does not have an authorized agent in the United States. to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against Mr. van Ekris in U.S. court judgments predicated upon the civil liability provisions of U.S. securities laws. It may also not be possible to enforce against Mr. van Ekris in foreign courts judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of the United States. Further, it is not certain that such courts would enforce, in an original action, liabilities against Mr. van Ekris predicated solely on U.S. federal securities laws.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Investment Adviser, GAMCO and Teton Advisors, Inc. as follows: 0.0275% - first $10 billion, 0.0125% - exceeding $10 billion but less than $15 billion, 0.01% - over $15 billion but less than $20 billion and 0.008% - over $20 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, G.research, LLC, an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the OTC markets on an agency basis and may be paid commissions. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

In order to allow its holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a policy of paying monthly distributions on its common shares. The Fund’s distribution policy may be modified from time to time by the Board as it deems appropriate, including in light of market and economic conditions and the Fund’s current, expected and historical earnings and investment performance. Common shareholders are expected to be notified of any such modifications by press release or in the Fund’s periodic shareholder reports. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board at any time, there can be no assurance that the Fund will pay distributions at a particular rate. As a RIC under the Code, the Fund will not be subject to U.S. federal income tax on any taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders. If necessary, the Fund will pay an adjusting distribution in December which includes any additional income and net realized capital gains in excess of the monthly distributions for that year to satisfy the minimum distribution requirements of the Code.

The Fund’s annualized distributions have historically included a return of capital and should not be considered as the dividend yield or total return of an investment in its common shares. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the Fund’s common share distributions for the years ending 2018, 2017, 2015, 2014, 2012, 2011, 2010, 2009, 2008, and 2004 have included a return of capital. For the fiscal year ended December 31, 2018, the Fund made distributions of $1.32 per common share, approximately $0.0204 of which constituted a return of capital. To minimize the U.S. federal income tax that the Fund must pay at the corporate level, the Fund intends to distribute substantially all of its investment company taxable income and previously undistributed cumulative net capital gain. The composition of each distribution is estimated based on earnings as of the record date for the distribution. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year.

The Fund may retain for reinvestment, and pay the resulting U.S. federal income taxes on its net capital gain, if any, although, as previously mentioned, the Fund intends to distribute substantially all of its previously undistributed cumulative net capital gain each year. In the event that the Fund’s investment company taxable income and net capital gain exceeds the total of the Fund’s annual distributions on any shares issued by the Fund, the Fund intends to pay such excess once a year. If, for any calendar year, the total annual distributions on any shares issued by the Fund exceed investment company taxable income and cumulative net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her shares. Any distributions to the holders of shares which constitute tax-free return of capital will reduce a shareholder’s tax basis in such shares, thereby increasing such shareholder’s potential gain or reducing his or her potential loss on the sale of the shares. Any such amounts distributed to a shareholder in excess of the basis in the shares will generally be taxable to the shareholder as capital gain. See “Taxation.”

When the Fund makes distributions consisting of returns of capital, such distributions will further decrease the Fund’s total assets and, therefore have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, a Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. These effects could have a negative impact on the prices investors receive when they sell shares of the Fund.

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. The Fund’s current policy is to make monthly distributions to holders of its common shares. The exemption also permits the Fund to make such distributions with respect to its preferred shares in accordance with such shares’ terms.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare, which is agent under the Automatic Dividend Reinvestment Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Automatic Dividend Reinvestment Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Where distributions consist of a return of capital, reinvestment in shares of the Fund will constitute a reinvestment of the shareholder’s capital and not a reinvestment of the Fund profits received by the shareholder. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Automatic Dividend Reinvestment Plan will be paid by check mailed directly to the record holder by Computershare as dividend disbursing agent.

Enrollment in the Automatic Dividend Reinvestment Plan

It is the policy of the Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Automatic Dividend Reinvestment Plan. The Automatic Dividend Reinvestment Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Automatic Dividend Reinvestment Plan in additional shares of the Fund. Participants in the Automatic Dividend Reinvestment Plan may send their stock certificates to Computershare to be held in their dividend reinvestment account.

With respect to the Fund, registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Dividend & Income Trust

c/o Computershare

P.O. Box 505000

Louisville, KY 40233

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records. Shareholders with additional questions regarding the Automatic Dividend Reinvestment Plan, or requesting a copy of the terms of the Automatic Dividend Reinvestment Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Automatic Dividend Reinvestment Plan, your account will be credited with a cash dividend. In order to participate in the Automatic Dividend Reinvestment Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Automatic Dividend Reinvestment Plan. Shareholders holding shares in “street name” at participating institutions will have distributions automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Automatic Dividend Reinvestment Plan in lieu of cash dividends is determined in the following manner. Under the Automatic Dividend Reinvestment Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy the common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that the Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Automatic Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 505000, Louisville, KY 40233 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Payments not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Automatic Dividend Reinvestment or Voluntary Cash Purchase Plan, as applicable, at least 90 days before the record date for such dividend or distribution. The Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans also may be amended or terminated by Computershare on at least 90 days’ written notice to participants in the Automatic Dividend Reinvestment or Voluntary Cash Purchase Plan, as applicable.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of the common and preferred shares, notes, and subscription rights. This description does not purport to be complete and is qualified by reference to the Fund’s Agreement and Declaration of Trust and its By-Laws. For complete terms of the common and preferred shares, please refer to the actual terms of such series, which are set forth in the Governing Documents. For complete terms of the notes, please refer to the actual terms of such notes, which will be set forth in an Indenture relating to such notes (the “Indenture.”) For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights (the “Subscription Rights Agreement”).

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of August 20, 2003. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of the applicable offering, will be fully paid and non-assessable. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semiannual reports, including financial statements, to all holders of its shares. In the event of liquidation, each of the Fund’s common shares is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the Fund’s common shares as described below.

Any additional offerings of shares will require approval by the Fund’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s common shareholders.

The Fund’s outstanding common shares have been listed and traded on the NYSE under the symbol “GDV” since November 25, 2003. The Fund’s common shares have historically traded at a discount to the Fund’s net asset value. Since the Fund commended trading on the NYSE, the Fund’s common shares have traded at a discount to net asset value as high as (28.1)% and a premium as high as 7.2%. The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2018 through December 31, 2018 was 805,644 shares.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund’s common shareholders vote as a single class to elect the Board and on additional matters with respect to which the 1940 Act, the Governing Documents or resolutions adopted by the Trustees provide for a vote of the Fund’s common shareholders. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

The Fund is a closed-end, diversified, management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable, subject to maintaining required asset coverage for each series of outstanding preferred shares. The Board has authorized such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 7.5% or more (or such other percentage as the Board of the Fund may determine from time to time). Through December 31, 2018, the Fund has repurchased 2,630,779 common shares under this authorization. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio. During the year ended December 31, 2018, the Fund did not repurchase any common shares.

Book-Entry. The common shares will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.

Preferred Shares

The Agreement and Declaration of Trust provides that the Board may authorize and issue senior securities with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any senior securities that might be issued.

Currently, an unlimited number of the Fund’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by the Board and would materially limit and/or qualify the rights of the holders of the Fund’s common shares. As of August 27, 2019, the Fund had outstanding 3,048,019 shares of Series A Preferred, 3,600 shares of Series B Auction Market Preferred, 4,320 shares of Series C Auction Market Preferred, 1,271,148 shares of Series D Preferred, 2,000 shares of Series E Auction Rate Preferred, 4,000,000 shares of Series G Preferred and 2,000,000 shares of Series H Preferred, which are senior securities of the Fund. The Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred are rated “Aa3” by Moody’s and the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred are rated “Aa3” by Moody’s and “AA” by Fitch Ratings Inc. (“Fitch”).

Distributions on the Series A Preferred, which are fixed rate preferred shares, accumulate at annual rate of 5.875% of the liquidation preference of $25 per share, are cumulative from the date of original issuance, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Series A Preferred is rated “Aa3” by Moody’s. The Fund’s outstanding Series A Preferred is redeemable at the option of the Fund. The Series A Preferred is listed and traded on the NYSE under the symbol “GDV Pr A.”

Distributions on the Series B Auction Market Preferred accumulate at a variable rate set at a weekly auction. The Series B Auction Market Preferred is rated “Aa3” by Moody’s and “AA” by Fitch. The liquidation preference of the Series B Auction Market Preferred is $25,000 per share. The Fund generally may redeem the outstanding Series B Auction Market Preferred, in whole or in part, at any time other than during a non-call period. The Series B Auction Market Preferred is not traded on any public exchange.

Distributions on the Series C Auction Market Preferred accumulate at a variable rate set at a weekly auction. The Series C Auction Market Preferred is rated “Aa3” by Moody’s and “AA” by Fitch. The liquidation preference of the Series C Auction Market Preferred is $25,000 per share. The Fund generally may redeem the outstanding Series C Auction Market Preferred, in whole or in part, at any time other than during a non-call period. The Series C Auction Market Preferred is not traded on any public exchange.

Distributions on the Series D Preferred, which are fixed rate preferred shares, accumulate at an annual rate of 6.00% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Series D Preferred is rated “Aa3” by Moody’s. The Fund’s outstanding Series D Preferred is redeemable at the option of the Fund. The Series D Preferred is listed and traded on the NYSE under the symbol “GDV Pr D.”

Distributions on the Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. The Series E Auction Rate Preferred is rated “Aa3” by Moody’s and “AA” by Fitch. The liquidation preference of the Series E Auction Rate Preferred is $25,000 per share. The Fund generally may redeem the outstanding Series E Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Series E Auction Rate Preferred is not traded on any public exchange.

Distributions on the Series G Preferred, which are fixed rate preferred shares, accumulate at an annual rate of 5.25% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year. The Series G Preferred is rated “Aa3” by Moody’s. Prior to July 1, 2021, the Fund’s outstanding Series G Preferred is not redeemable at the option of the Fund unless such redemption is necessary, in the judgment of the Board of Trustees, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Commencing July 1, 2021, and thereafter, the Fund’s outstanding Series G Preferred will be redeemable at the option of the Fund. The Series G Preferred is listed and traded on the NYSE under the symbol “GDV Pr G.”

Distributions on the Series H Preferred, which are fixed rate preferred shares, accumulate at an annual rate of 5.375% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 of each year commencing on September 26, 2019. The Series H Preferred is rated “Aa3” by Moody’s. Prior to June 7, 2024, the Fund’s outstanding Series H Preferred is not redeemable at the option of the Fund unless such redemption is necessary, in the judgment of the Board of Trustees, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Commencing June 7, 2024, and thereafter, the Fund’s outstanding Series H Preferred will be redeemable at the option of the Fund. The Series H Preferred is listed and traded on the NYSE under the symbol “GDV Pr H.”

If the Fund issues additional preferred shares, it will pay dividends to the holders of the preferred shares at a fixed rate, as described in a Prospectus Supplement accompanying each preferred share offering.

Upon a liquidation, each holder of the preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of the preferred shares will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of shares senior to the preferred shares.

Auction Risk. Auction rate preferred share auctions may be unable to hold successful auctions and holders of such shares may suffer reduced liquidity. If the number of auction rate preferred shares subject to bid orders by potential holders is less than the number of auction rate preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the auction rate preferred shares for which they have submitted sell orders. At present, the maximum rate for Series B Auction Market Preferred and Series C Auction Market Preferred is equal to the greater of (a) 150% of or (b) 150 bps over the 7-day LIBOR, and equal to the greater of (a) 250% of or (b) 250 bps over the 7-day LIBOR for Series E Auction Rate Preferred. Failed auctions have been an industry wide problem in the past and may occur in the future. Any current or potential holder of auction rate preferred shares faces the risk that an auction will fail and that he or she may not be able to sell his or her shares through the auction process.

Redemption, Purchase and Sale of Preferred Shares By the Fund. The terms of any preferred shares are expected to provide that (i) they are redeemable by the Fund at any time (either after the date of initial issuance, or after some period of time following initial issuance) in whole or in part at the original purchase price per share plus accumulated dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of preferred shares by the Fund will increase that leverage.

Rating Agency Guidelines. The Reduced Fee Preferred, the Series G Preferred and the Series H Preferred are rated by Moody’s and/or Fitch. Upon issuance, it is expected that any new series of preferred shares will be rated by Moody’s or Fitch.

The Fund is, and expects that it will be, required under the applicable rating agency guidelines to maintain assets having in the aggregate a discounted value at least equal to a Basic Maintenance Amount (as defined in the applicable Statement of Preferences and summarized below), for its outstanding preferred shares, including the Reduced Fee Preferred, the Series G Preferred and the Series H Preferred. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s and Fitch guidelines also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities).

The “Basic Maintenance Amount” is generally equal to (a) the sum of (i) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (ii) the Fund’s other liabilities (excluding dividends and other distributions payable on the Fund’s common shares), (iii) with respect to auction rate preferred shares, the amount of any indebtedness or obligations of the Fund ranking senior in priority to the preferred share distributions and (iv) any other current liabilities of the Fund (including amounts due and payable by the Fund pursuant to reverse repurchase agreements and payables for assets purchased) less (b) the value of the Fund’s assets if such assets are either cash or evidences of indebtedness which mature prior to or on the date of redemption or repurchase of preferred shares or payment of another liability and are either U.S. government securities or evidences of indebtedness rated at least “Aaa,” “P-1”, “VMIG-1” or “MIG-1” by Moody’s or “AAA”, “SP-1+” or “A-1+” by S&P and are held by the Fund for distributions, the redemption or repurchase of preferred shares or the Fund’s liabilities.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares.

The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody’s and Fitch (or such other rating agency then rating the preferred shares at the request of the Fund). Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by shareholders, may amend, alter, add to or repeal any provision of the

Statement of Preferences adopted pursuant to rating agency guidelines if the Board determines that such amendments or modifications are necessary to prevent a reduction in, or the withdrawal of, a rating of the preferred shares and are in the aggregate in the best interests of the holders of the preferred shares. Additionally, the Board, without further action by the shareholders, may amend, alter, add to or repeal any provision of the Statement of Preferences adopted pursuant to rating agency guidelines if the Board determines that such amendments or modifications will not in the aggregate adversely affect the rights and preferences of the holders of any series of the preferred shares, provided that the Fund has received advice from each applicable rating agency that such amendment or modification is not expected to adversely affect such rating agency’s then-current rating of such series of the Fund’s preferred shares.

As described by Moody’s and Fitch, the ratings assigned to the preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each series of the preferred shares. The ratings on the preferred shares are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s and Fitch by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines will apply to the preferred shares, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund pays fees to Moody’s and Fitch for rating the preferred shares.

Asset Maintenance Requirements. In addition to the requirements summarized under “—Rating Agency Guidelines” above, the Fund must satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, debt or additional preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

The Fund is and likely will be required under the Statement of Preferences of each series of preferred shares to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured by a specific time (generally within 10 business days or 49 calendar days), the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares sufficient to satisfy such asset coverage. See “—Redemption Procedures” below.

Distributions. Holders of any fixed rate preferred shares are or will be entitled to receive, out of funds legally available therefore, cumulative cash distributions, at an annual rate set forth in the applicable Statement of Preferences or Prospectus Supplement, payable with such frequency as set forth in the applicable Statement of Preferences or Prospectus Supplement. Such distributions accumulate from the date on which such shares are issued.

For auction rate preferred shares, each such series of preferred shares pays distributions based on a rate set at an auction, normally held weekly, but not in excess of a maximum rate. Dividend periods generally are seven days, and the dividend periods generally begin on the first business day after an auction. In most instances, distributions are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as “special dividend periods.”

Restrictions on Dividends and Other Distributions for the Preferred Shares. So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

•

the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common shares dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s Governing Documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “—Preferred Shares—Asset Maintenance Requirements.”

No complete distribution due for a particular dividend period will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefore for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with the Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

•

the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before a specified period of time, following such failure; or

•

the Fund fails to maintain the asset coverage requirements as calculated in accordance with any applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before a specified period of time after such valuation date.

The redemption price for preferred shares subject to mandatory redemption will generally be the liquidation preference, as stated in the Statement of Preferences of each existing series of preferred shares or the Prospectus Supplement accompanying the issuance of any series of preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus any applicable redemption premium determined by the Board and included in the Statement of Preferences.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage) or some other amount specified in the Statement of Preferences. In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage) or some other amount specified in the Statement of Preferences.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the Governing Documents, the 1940 Act, and applicable law, will select the one or more series of preferred from which shares will be redeemed and the amount of preferred to be redeemed from each such series. If fewer than all shares of a series of preferred are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption. Fixed rate preferred shares are not subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus or Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a RIC under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such fixed rate preferred shares in whole or in part for cash at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date plus any premium specified in or pursuant to the Statement of Preferences. Auction rate preferred shares may be redeemed at any time by the Fund in whole or in part out of funds legally available therefor at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date plus any premium specified in or pursuant to the Statement of Preferences. Redemptions of preferred shares are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the Governing Documents, the 1940 Act and applicable law.

Redemption Procedures. If the Fund determines or is required to redeem preferred shares, it will mail a notice of redemption to holders of the shares to be redeemed. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that dividends or distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences under which the redemption is being made and (viii) in the case of an optional redemption, any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The redemption date with respect to fixed rate preferred shares will not be fewer than 15 days nor more than 40 days (subject to NYSE requirements) after the date of the applicable notice of redemption. The redemption date with respect to auction rate preferred shares will not be fewer than 7 days nor more than 40 days after the applicable notice of redemption.

The holders of preferred shares will not have the right to redeem any of their shares at their option except to the extent specified in the Statement of Preferences.

Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. Except as otherwise stated in this Prospectus, specified in the Governing Documents or resolved by the Board or as otherwise required by applicable law, holders of preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class.

In connection with the election of the Fund’s Trustees, holders of the outstanding preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and holders of preferred shares, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding preferred shares are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or the applicable Statement of Preferences creating such shares, then the number of Trustees constituting the Board automatically will be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would then constitute a simple majority of the Board as so increased by such smallest number. Such additional Trustees will be elected by the holders of the outstanding preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than twenty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional Trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional Trustees elected by the holders of the preferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate automatically.

The 1940 Act requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares (as defined in the 1940 Act), voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s classification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. Additionally, the affirmative vote of the holders of a majority of the outstanding preferred shares (as defined in the 1940 Act), voting as a separate class, will be required to amend, alter or repeal any of the provisions of the Statement of Preferences so as to in the aggregate adversely affect the rights and preferences set forth in the Statement of Preferences. The class votes of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

With respect to any preferred shares rated by a rating agency, additional or different voting provisions may apply and such additional or different voting provisions will be set forth in the Statement of Preferences for such preferred shares and described in the applicable Prospectus Supplement. The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody’s and/or Fitch (or such other rating agency then rating the preferred shares at the request of the Fund), as the case may be, or is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then current rating of the preferred shares.

The foregoing voting provisions will not apply to any series of preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares. So long as the Fund has preferred shares outstanding, subject to receipt of approval from the rating agencies of each series of preferred shares outstanding, and subject to compliance with the Fund’s investment objective, policies and restrictions, the Fund may issue and sell shares of one or more other series of additional preferred shares provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

The Fund will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund’s Governing Documents and applicable law, and in the best interest of existing common shareholders.

Book Entry. Preferred shares may be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of any preferred shares issued for all purposes in this circumstance. In accordance with the procedures of DTC, however, purchasers of preferred shares whose preferred shares are held in the name of Cede & Co. as nominee for the DTC will be deemed the beneficial owners of stock purchased for purposes of distributions, voting and liquidation rights.

Notes

General. Under applicable state law and our Agreement and Declaration of Trust, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation any notes, will rank senior to the preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of our assets.

A Prospectus Supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a Prospectus Supplement will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	whether the interest rate for the securities will be determined by auction or remarketing;

•	the maturity dates on which the principal of the securities will be payable;

•	the frequency with which auctions or remarketings, if any, will be held;

•	any changes to or additional events of default or covenants;

•	any minimum period prior to which the securities may not be called;

•	any optional or mandatory call or redemption provisions;

•	the credit rating of the notes;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance of the notes; and

•	any other terms of the securities.

Interest. The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations. Under the requirements of the 1940 Act, immediately after issuing any notes the value of our total assets, less certain ordinary course liabilities, must equal or exceed 300% of the amount of the notes outstanding. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Additionally, the 1940 Act requires that we prohibit the declaration of any dividend or distribution (other than a dividend or distribution paid in Fund common or preferred shares or in options, warrants or rights to subscribe for or purchase Fund common or preferred shares) in respect of Fund common or preferred shares, or call for redemption, redeem, purchase or otherwise acquire for consideration any such fund common or preferred shares, unless the Fund’s notes have asset coverage of at least 300% (200% in the case of a dividend or distribution on preferred shares) after deducting the amount of such dividend, distribution, or acquisition price, as the case may be. These 1940 Act requirements do not apply to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; however, any such borrowings may result in our being subject to similar covenants in credit agreements. Moreover, the Indenture related to the notes could contain provisions more restrictive than those required by the 1940 Act, and any such provisions would be described in the related Prospectus Supplement.

Events of Default and Acceleration of Maturity of Notes. Unless stated otherwise in the related Prospectus Supplement, any one of the following events will constitute an “event of default” for that series under the Indenture relating to the notes:

•	default in the payment of any interest upon a series of notes when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of notes at its stated maturity;

•

default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the notes have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to us. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding notes of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of notes, other than the non-payment of the principal of that series of notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including the Investment Adviser, the Custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights. The notes have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with the notes or certain other borrowings (if any), the 1940 Act does in certain circumstances grant to the note holders or lenders certain voting rights. The 1940 Act requires that provision is made either (i) that, if on the last business day of each of twelve consecutive calendar months such notes shall have an asset coverage of less than 100%, the holders of such notes voting as a class shall be entitled to elect at least a majority of the members of the Fund’s Trustees, such voting right to continue until such notes shall have an asset coverage of 110% or more on the last business day of each of three consecutive calendar months, or (ii) that, if on the last business day of each of twenty-four consecutive calendar months such notes shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. It is expected that, unless otherwise stated in the related Prospectus Supplement, provision will be made that, if on the last business day of each of twenty-four consecutive calendar months such notes shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. These 1940 Act requirements do not apply to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; however, any such borrowings may result in our being subject to similar covenants in credit agreements. As reflected above, the Indenture relating to the notes may also grant to the note holders voting rights relating to the acceleration of maturity upon the occurrence and continuance of an event of default, and any such rights would be described in the related Prospectus Supplement.

Market. Our notes are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such notes, along with the other terms of the notes, will be described in a Prospectus Supplement. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form. Unless otherwise stated in the related Prospectus Supplement, the notes will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the Indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.

Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent. Information regarding the trustee under the Indenture, which may also act as transfer agent, registrar, paying agent and redemption agent with respect to our notes, will be set forth in the Prospectus Supplement.

Subscription Rights

General. We may issue subscription rights to holders of our (i) common shares to purchase common and/or fixed rate preferred shares or (ii) preferred shares to purchase fixed rate preferred shares (subject to applicable law). Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common and/or preferred shares, we would distribute certificates evidencing the subscription rights and a Prospectus Supplement to our common or preferred shareholders, as applicable, as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable Prospectus Supplement would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

•

the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common share;

•	the number of rights required to purchase a single fixed rate preferred share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights. Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement we would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Subscription Rights to Purchase Common and Preferred Shares. The Fund may issue subscription rights which would entitle holders to purchase both common and preferred shares in a ratio to be set forth in the applicable Prospectus Supplement. In accordance with the 1940 Act, at least three rights would be required to subscribe for one common share. It is expected that rights to purchase both common and preferred shares would require holders to purchase an equal number of common and preferred shares, and would not permit holders to purchase an unequal number of common or preferred shares, or purchase only common shares or only preferred shares. For example, such an offering might be structured such that three rights would entitle an investor to purchase one common share and one preferred share, and such investor would not be able to choose to purchase only a common share or only a preferred share upon the exercise of his, her or its rights.

The common shares and preferred shares issued pursuant to the exercise of any such rights, however, would at all times be separately tradeable securities. Such common and preferred shares would not be issued as a “unit” or “combination” and would not be listed or traded as a “unit” or “combination” on a securities exchange, such as the NYSE, at any time. The applicable Prospectus Supplement will set forth additional details regarding an offering of subscription rights to purchase common and preferred shares.

Outstanding Securities

The following information regarding the Fund’s authorized shares is as of August 27, 2019.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	Unlimited	—	82,432,426
Series A Cumulative Preferred Shares	3,200,000	—	3,048,019
Series B Cumulative Preferred Shares	4,000	—	3,600
Series C Cumulative Preferred Shares	4,800	—	4,320
Series D Cumulative Preferred Shares	2,600,000	—	1,271,148
Series E Cumulative Preferred Shares	5,400	—	2,000
Series G Cumulative Preferred Shares	4,000,000	—	4,000,000
Series H Cumulative Preferred Shares	2,000,000	—	2,000,000

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund’s Trustees expires each year, one class of the Fund’s Trustees will serve an initial one-year term and three-year terms thereafter and another class of its Trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of Trustees will expire. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing Trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees. See “Management of the

Fund—Trustees and Officers” in the SAI. A Trustee of a Fund may be removed with cause by a majority of the remaining Trustees and, without cause, by two-thirds of the remaining Trustees or by two-thirds of the votes entitled to be cast for the election of such Trustee. Under the Fund’s By-Laws, advance notice to the Fund of any shareholder proposal is required, potential nominees to the Board must satisfy a series of requirements relating to, among other things, potential conflicts of interest or relationships and fitness to be a Trustee of a closed-end fund in order to be nominated or elected as a Trustee and any shareholder proposing the nomination or election of a person as a Trustee must supply significant amounts of information designed to enable verification of whether such person satisfies such qualifications. Additionally, the Agreement and Declaration of Trust requires any shareholder action by written consent to be unanimous. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to mergers into or a sale of all or substantially all of the Fund’s assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

•	merger or consolidation of the Fund with or into any other entity;

•

issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

•	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

•	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

•

the purchase of the Fund’s common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders;

if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board approves the transaction. In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The Trustees have authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees). Reference is made to the Governing Documents of the Fund, on file with the SEC, for the full text of these provisions.

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of the provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. For the full text of these provisions see “Additional Information.”

The foregoing 75% and 80% voting requirements, which have been considered and determined to be in the best interests of shareholders by the Trustees, are greater than the voting requirements imposed by the 1940 Act and applicable Delaware law.

The Governing Documents are on file with the SEC. For access to the full text of these provisions, see “Additional Information.”

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their common shares for trading on a stock exchange and do not redeem their common shares at the request of the shareholder. This means that if you wish to sell your common shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the shareholder wishes to sell shares of the fund, the open-end fund will redeem or buy back the shares at net asset value. Also, open-end funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Common shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the common shares trading at a price equal or close to net asset value per share. The Board might also consider converting the Fund to an open-end fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board has authorized, but does not require, such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 7.5% or more (or such other percentage as the Board of the Fund may determine from time to time). This authorization is a standing authorization that may be executed in the discretion of the Fund’s officers. The Fund’s officers are authorized to use the Fund’s general corporate funds to repurchase common shares. While the Fund may incur debt to finance common share repurchases, such debt financing would require further approval of the Board, and the Fund does not currently intend to incur debt to finance common share repurchases. The Fund has repurchased its common shares under this authorization. See “Description of the Securities—Common Shares.” Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund. The Fund has not and will not, unless otherwise set forth in a Prospectus Supplement and accomplished in accordance with applicable law and positions of the SEC’s staff, repurchase common shares (i) immediately after the completion of an offering of common shares (i.e., within sixty days of an overallotment option period) or (ii) at a price that is tied to the initial offering price. See “Plan of Distribution.”

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings to our (i) common shares to purchase common and/or preferred shares and/or (ii) preferred shares to purchase preferred shares (subject to applicable law). A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its common and preferred shareholders. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this Prospectus. This summary does not discuss the consequences of an investment in the Fund’s notes or subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

This discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special tax rules and shareholders owning large positions in the Fund), nor does this discussion address any state, local or foreign tax concerns.

The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified as, and intends to continue to qualify annually as, a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions), if any. The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its shareholders.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long term capital gain over its net short term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders.

If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

The Fund expects to take the position that under present law any preferred shares that it issues will constitute equity rather than debt of the Fund for U.S. federal income tax purposes. It is possible, however, that the IRS could take a contrary position asserting, for example, that such preferred shares constitute debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If that position were upheld, distributions on the Fund’s preferred shares would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The following discussion assumes that any preferred shares issued by the Fund will be treated as equity.

Distributions paid to you by the Fund from its investment company taxable income, which includes dividends, interest, the excess of net short term capital gains over net long term capital losses, and other taxable income other than net capital gain (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.

Distributions made to you from net capital gain (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long term capital gains if they have been properly reported by the Fund, regardless of the length of time you have owned your Fund shares. Long term capital gain of individuals is generally subject to reduced U.S. federal income tax rates.

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred shares, and then to the Fund’s common shares.

The IRS currently requires a RIC that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income (e.g., ordinary income, capital gain dividends, qualified dividend income) for each tax year based upon the percentage of total dividends distributed to each class for such year.

Generally, after the close of the calendar year, the Fund will provide you with a written notice reporting the amount of any qualified dividend income or capital gain dividends and other distributions.

Except in the case of a redemption or repurchase (the consequences of which are described in the SAI under “Taxation — Taxation of Shareholders”), the sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as undistributed capital gain dividends) by you with respect to such Fund shares. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of the sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by a shareholder at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

CUSTODIAN, TRANSFER AGENT

AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the Custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare, located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and Voluntary Cash Purchase Plan and as transfer agent and registrar with respect to the common shares of the Fund.

Computershare serves as the transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred. Computershare also would be expected to serve as the Fund’s transfer agent, registrar, dividend disbursing agent and redemption agent with respect to any preferred shares issued.

PLAN OF DISTRIBUTION

We may sell securities through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the net asset value per share, exclusive of any underwriting commissions or discounts, of our common shares.

We may sell our securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our securities, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

To facilitate an offering of securities in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the securities for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the shares for the purpose of pegging, fixing, or maintaining the price of the securities.

•

Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the securities subject to the offering by bidding for, and purchasing, the securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•

The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Any fixed rate preferred shares sold pursuant to a Prospectus Supplement will likely be listed on the NYSE.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, 500 Boylston Street, Boston, Massachusetts 02116, in connection with the offering of the Fund’s securities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the Exchange Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s common shares are listed on the NYSE under the symbol “GDV,” and the Series A Preferred Shares, Series D Preferred Shares, Series G Preferred Shares and Series H Preferred Shares are listed on the NYSE under the symbol “GDV Pr A,” “GDV Pr D,” “GDV Pr G” and “GDV Pr H,” respectively. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 11 Wall Street, New York, New York 10005, as the case may be.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors and Special Considerations” and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of             , 2019 has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

Appendix A

CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR’S RATINGS SERVICES

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-1

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-2

$500,000,000

THE GABELLI DIVIDEND & INCOME TRUST

Common Shares

Preferred Shares

Notes

Subscription Rights to Purchase Common Shares

Subscription Rights to Purchase Preferred Shares

Subscription Rights to Purchase Common and Preferred Shares

PROSPECTUS

            , 2019

PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497
(To Prospectus dated , 2019)	Registration Statement No. 333-232136

                 Shares

The Gabelli Dividend & Income Trust

Common Shares of Beneficial Interest

We are offering for sale                  shares of our common shares. Our common shares are traded on the New York Stock Exchange (the “NYSE”) under the symbol “GDV” and our Series A Preferred Shares, Series D Preferred Shares, Series G Preferred Shares and Series H Preferred Shares are listed on the NYSE under the symbol “GDV Pr A,” “GDV Pr D,” “GDV Pr G” and “GDV Pr H,” respectively. The last reported sale price for our common shares on      ,      was $         per share.

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our common shares.

	Per Share	Total (1)
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

[The underwriters may also purchase up to an additional                  common shares from us at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within 45 days after the date of this Prospectus Supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $         and the total underwriting discounts and commissions would be $        . The common shares will be ready for delivery on or about             ,            .]

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

                ,

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Dividend & Income Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses, including preferred share offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	[ ]	%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[ ]	%
Dividend Reinvestment Plan Fees
Purchase Transactions	$0.75	(1)
Sale Transactions	$2.50	(1)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	% (2)
Interest on Borrowed Funds	None (3)
Other Expenses	% (4)
Total Annual Fund Operating Expenses	%
Dividends on Preferred Shares	%

Total Annual Expenses and Dividends on Preferred Shares	% (2)

(1)

Shareholders participating in the Fund’s Automatic Dividend Reinvestment Plan do not incur any additional fees. Shareholders participating in the Voluntary Cash Purchase Plan would pay $0.75 plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”

(2)

The investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, other than assets attributable to the certain of the Fund’s existing preferred shares when such shares are subject to the fee reduction described in the section entitled “Management of the Fund—Investment Advisory and Administrative Arrangements” in the Base Prospectus, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, since the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.

(3)	The Fund has no current intention of borrowing from a lender or issuing notes.
(4)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

Example

The following example illustrates the expenses you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred

*

The example should not be considered a representation of future expenses . The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $     based on the public offering price of $     per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us.

Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund.” Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

The Fund may use the net proceeds from the offering to call, redeem or repurchase shares of one or more of its Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred or Series E Auction Rate Preferred. The Series G Preferred Shares and the Series H Preferred Shares generally may not be called for redemption at the option of the Fund prior to July 1, 2021 and June 7, 2024, respectively. The Fund reserves the right, however, to redeem the Series G Preferred Shares and/or the Series H Preferred Shares at any time if it is necessary, in the judgment of the Board, to maintain its status as a RIC under Subchapter M of the Code. The distribution rates on the Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred are 5.875%, 6.00%, 5.25% and 5.375%, respectively. Distributions on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. As of [            ], 2019, the distribution rates on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred were [    ]%, [    ]% and [    ]%, respectively.

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		NAV		Discount
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2017	$19.92	$18.78	$22.00	$21.01	(9.46)%	(10.60)%
June 30, 2017	$21.20	$19.58	$22.68	$21.57	(6.53)%	(9.21)%
September 30, 2017	$21.85	$20.52	$23.44	$22.29	(6.75)%	(7.93)%
December 31, 2017	$23.19	$21.45	$24.88	$23.19	(6.81)%	(7.52)%
March 31, 2018	$24.85	$21.70	$26.95	$23.11	(7.79)%	(6.10)%
June 30, 2018	$23.19	$21.66	$24.62	$23.19	(5.81)%	(6.60)%
September 30, 2018	$24.23	$22.64	$25.46	$23.91	(4.83)%	(5.31)%
December 31, 2018	$23.94	$17.03	$25.14	$19.22	(4.77)%	(11.39)%
March 31, 2019	$21.53	$18.23	$23.42	$20.19	(8.07)%	(9.71)%
June 30, 2019	$22.17	$20.29	$23.87	$21.73	(7.12)%	(6.63)%

The last reported price for our common shares on August 27, 2019 was $20.30 per share. As of August 27, 2019, the net asset value per share of the Fund’s common shares was $21.84. Accordingly, our common shares traded at a discount to net asset value of (7.06)% on August 27, 2019.

PLAN OF DISTRIBUTION

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts, counsel to the Fund in connection with the offering of the common shares.

The Gabelli Dividend & Income Trust

Common Shares

PROSPECTUS SUPPLEMENT

                , 2019

Filed Pursuant to Rule 497

Registration Statement No. 333-232136

PROSPECTUS SUPPLEMENT

(To Prospectus dated             , 2019)

                 Shares

[GRAPHIC OMITTED]

Series                  Preferred Shares

We are offering for sale          shares of our Series      Preferred Shares, par value $0.001 per share. Our common shares are traded on the NYSE under the symbol “GDV” and our Series A Preferred Shares, Series D Preferred Shares, Series G Preferred Shares and Series H Preferred Shares are listed on the NYSE under the symbol “GDV Pr A,” “GDV Pr D,” “GDV Pr G” and “GDV Pr H,” respectively. The last reported sale price for our common shares on     ,      was $     per share.

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our preferred shares.

	Per Share	Total
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to the Fund(1)	$	$

(1)	The aggregate expenses of the offering (excluding underwriting discount) are estimated to be $ .

The Underwriters are expected to deliver the Series      Preferred in book-entry form through the Depository Trust Company on or about             .

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively.

            ,

Prospectus Supplement

TERMS OF THE SERIES      PREFERRED SHARES

Dividend Rate	The dividend rate will be %.

Dividend Payment Rate	[Dividends will be paid when, as and if declared on , , and , commencing . The payment date for the initial dividend period will be .]

Liquidation Preference	$ per share

[Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .]

[Stock Exchange Listing]

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $        , based on the public offering price of $         per share and after deducting underwriting discounts and commissions and estimated offering expenses payable by us. Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund.” Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

The Fund may use the net proceeds from the offering to call, redeem or repurchase shares of one or more of its Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred or Series E Auction Rate Preferred. The Series G Preferred Shares and the Series H Preferred Shares generally may not be called for redemption at the option of the Fund prior to July 1, 2021 and June 7, 2024, respectively. The Fund reserves the right, however, to redeem the Series G Preferred Shares and/or the Series H Preferred Shares at any time if it is necessary, in the judgment of the Board, to maintain its status as a RIC under Subchapter M of the Code. The distribution rates on the Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred are 5.875%, 6.00%, 5.25% and 5.375%, respectively. Distributions on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. As of [            ], 2019, the distribution rates on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred were [    ]%, [    ]% and [    ]%, respectively.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt and/or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. The Fund’s preferred shares and notes, in aggregate, are expected to have an initial asset coverage on the date of issuance of approximately     %.

SPECIAL CHARACTERISTICS AND RISKS OF THE SERIES      PREFERRED

Reinvestment Risk. The Fund may at any time redeem shares of Series      Preferred Shares to the extent necessary to meet regulatory asset coverage requirements. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the Series      Preferred Shares, the Fund may be obligated under the terms of the Series      Preferred Shares to redeem shares of the Series      Preferred Shares. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a better rate than that of the Series      Preferred Shares.

Distribution Risk. The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make distributions on the Series      Preferred Shares.

Redemption Risk. The Series      Preferred Shares is not an obligation of the Fund. The Series      Preferred Shares is junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the Series      Preferred Shares for the full redemption price.

TAXATION

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts, counsel to the Fund in connection with the offering of the preferred shares.

The Gabelli Dividend & Income Trust

Preferred Shares

PROSPECTUS SUPPLEMENT

                , 2019

Filed Pursuant to Rule 497 Registration Statement No. 333-232136

PROSPECTUS SUPPLEMENT

(To Prospectus dated             , 2019)

[GRAPHIC OMITTED]

Notes [Specify Title]

We are offering for sale              promissory notes. Our common shares are traded on the NYSE under the symbol “GDV” and our Series A Preferred Shares, Series D Preferred Shares, Series G Preferred Shares and Series H Preferred Shares are listed on the NYSE under the symbol “GDV Pr A,” “GDV Pr D,” “GDV Pr G” and “GDV Pr H,” respectively. The last reported sale price for our common shares on      ,      was $         per share. You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our notes.

	Per Note	Total (1)
Public offering price	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per note.

The notes will be ready for delivery on or about             ,             .

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our notes and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

            ,

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted.

In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Dividend & Income Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

TERMS OF THE NOTES

Principal Amount	The principal amount of the notes is $ in the aggregate.

Maturity	The principal amount of the notes will become due and payable on , .

Interest Rate	The interest rate will be %.

Frequency of payment	Interest will be paid commencing .

Prepayment Protections

[Stock Exchange Listing]

Rating	It is a condition of issuance that the notes be rated by .

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $                , based on the public offering price of $                 per note and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by us. Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund.” Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

The Fund may use the net proceeds from the offering to call, redeem or repurchase shares of one or more of its Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred or Series E Auction Rate Preferred. The Series G Preferred Shares and the Series H Preferred Shares generally may not be called for redemption at the option of the Fund prior to July 1, 2021 and June 7, 2024, respectively. The Fund reserves the right, however, to redeem the Series G Preferred Shares and/or the Series H Preferred Shares at any time if it is necessary, in the judgment of the Board, to maintain its status as a RIC under Subchapter M of the Code. The distribution rates on the Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred are 5.875%, 6.00%, 5.25% and 5.375%, respectively. Distributions on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. As of [            ], 2019, the distribution rates on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred were [    ]%, [    ]% and [    ]%, respectively.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt and/or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. The Fund’s notes are expected to have an initial asset coverage on the date of issuance of approximately         %.

SPECIAL CHARACTERISTICS AND RISKS OF THE NOTES

Liquidity Risk. An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

Reinvestment Risk. The Fund may at any time redeem notes to the extent necessary to meet regulatory asset coverage requirements. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the notes, the Fund may be obligated under the terms of the notes to redeem the notes. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a better rate than that of the notes.

Distribution Risk. The Fund may not meet the asset coverage requirements or earn sufficient income from its investments to make interest payments on the notes.

Redemption Risk. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the notes for the full redemption price.

TERMS OF THE NOTES

[To be provided.]

TAXATION

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts, counsel to the Fund in connection with the offering of the notes.

The Gabelli Dividend & Income Trust

Notes

PROSPECTUS SUPPLEMENT

                , 2019

Filed Pursuant to Rule 497

Registration Statement No. 333-232136

PROSPECTUS SUPPLEMENT

(To Prospectus dated             , 2019)

[GRAPHIC OMITTED]

             Rights for              Shares

Subscription Rights to Purchase Common Shares

We are issuing subscription rights to our common shareholders to purchase our common shares. Our common shares are traded on the NYSE under the symbol “GDV” and our Series A Preferred Shares, Series D Preferred Shares, Series G Preferred Shares and Series H Preferred Shares are listed on the NYSE under the symbol “GDV Pr A,” “GDV Pr D,” “GDV Pr G” and “GDV Pr H,” respectively. The last reported sale price for our common shares on     ,      was $     per share.

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our common shares.

	Per Share	Total (1)
Subscription price of Common Shares	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our common shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE DILUTION [OR ACCRETION] OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE [OR BELOW] THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.             ,

The common shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 2019. If the offer is extended, the common shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 2019.

The date of this Prospectus Supplement is             , 2019

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Dividend & Income Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]

Amount Available for Primary Subscription	$[ ]

Title	Subscription Rights to Purchase Common Shares

Subscription Price	Rights may be exercised at a price of $ per common share (the “Subscription Price”). See “Terms of the Offer.”

Record Date	Rights will be issued to holders of record of the Fund’s Common Shares on , 2019 (the “Record Date”). See “Terms of the Offer.”

Number of Rights Issued	Right will be issued in respect of each share of Common Stock of the Fund outstanding on the Record Date. See “Terms of the Offer.”

Number of Rights Required to Purchase One Common Share

A holder of Rights may purchase              common shares of the Fund for every              Rights exercised. The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by             . See “Terms of the Offer.”

Over-Subscription Privilege	[To be provided.]

Transfer of Rights	[To be provided.]

Subscription Period

The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on             , 2019 (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offer” and “Method of Exercise of Rights.”

Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See “Use of Proceeds.”

Sale of Rights	[To be provided.]

Use of Proceeds

The Fund estimates the net proceeds of the Offer to be approximately $[        ]. This figure is based on the Subscription Price per share of $         and assumes all new common shares offered are sold and that the expenses related to the Offer estimated at approximately $[        ] are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund.” Pending such investment, the proceeds will be held in high quality short term debt securities and instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy. See “Use of Proceeds.”

The Fund may use the net proceeds from the offering to call, redeem or repurchase shares of one or more of its Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred or Series E Auction Rate Preferred. The Series G Preferred Shares and the Series H Preferred Shares generally may not be called for redemption at the option of the Fund prior to July 1, 2021 and June 7, 2024, respectively. The Fund reserves the right, however, to redeem the Series G Preferred Shares and/or the Series H Preferred Shares at any time if it is necessary, in the judgment of the Board, to maintain its status as a RIC under Subchapter M of the Code. The distribution rates on the Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred are 5.875%, 6.00%, 5.25% and 5.375%, respectively. Distributions on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. As of [            ], 2019, the distribution rates on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred were [    ]%, [    ]% and [    ]%, respectively.

ERISA	See “Employee Plan Considerations.”

Rights Agent	[To be provided.]

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	[ ]	%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[ ]	%
Dividend Reinvestment Plan Fees
Purchase Transactions	$0.75	(1)
Sale Transactions	$2.50	(1)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees		% (2)
Interest on Borrowed Funds	None	(3)
Other Expenses		% (4)
Total Annual Fund Operating Expenses		%
Dividends on Preferred Shares		%

Total Annual Expenses and Dividends on Preferred Shares		% (2)

(1)

Shareholders participating in the Fund’s Automatic Dividend Reinvestment Plan do not incur any additional fees. Shareholders participating in the Voluntary Cash Purchase Plan would pay $0.75 plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”

(2)

The investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, other than assets attributable to the certain of the Fund’s existing preferred shares when such shares are subject to the fee reduction described in the section entitled “Management of the Fund—Investment Advisory and Administrative Arrangements” in the Base Prospectus, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, since the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.

(3)	The Fund has no current intention of borrowing from a lender or issuing notes.
(4)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

Example

The following example illustrates the expenses (including the maximum estimated sales load of $[    ] and estimated offering expenses of $[    ] from the issuance of $[    ] million in common shares) you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred

*

The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $[        ], based on the Subscription Price per share of $[        ], assuming all new shares of Common Shares offered are sold and that the expenses related to the Offer estimated at approximately $[        ] are paid and after deduction of the underwriting discounts and commissions. Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund.” Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

The Fund may use the net proceeds from the offering to call, redeem or repurchase shares of one or more of its Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred or Series E Auction Rate Preferred. The Series G Preferred Shares and the Series H Preferred Shares generally may not be called for redemption at the option of the Fund prior to July 1, 2021 and June 7, 2024, respectively. The Fund reserves the right, however, to redeem the Series G Preferred Shares and/or the Series H Preferred Shares at any time if it is necessary, in the judgment of the Board, to maintain its status as a RIC under Subchapter M of the Code. The distribution rates on the Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred are 5.875%, 6.00%, 5.25% and 5.375%, respectively. Distributions on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. As of [            ], 2019, the distribution rates on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred were [    ]%, [    ]% and [    ]%, respectively.

CAPITALIZATION

[To be provided.]

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		NAV		Discount
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2017	$19.92	$18.78	$22.00	$21.01	(9.46)%	(10.60)%
June 30, 2017	$21.20	$19.58	$22.68	$21.57	(6.53)%	(9.21)%
September 30, 2017	$21.85	$20.52	$23.44	$22.29	(6.75)%	(7.93)%
December 31, 2017	$23.19	$21.45	$24.88	$23.19	(6.81)%	(7.52)%
March 31, 2018	$24.85	$21.70	$26.95	$23.11	(7.79)%	(6.10)%
June 30, 2018	$23.19	$21.66	$24.62	$23.19	(5.81)%	(6.60)%
September 30, 2018	$24.23	$22.64	$25.46	$23.91	(4.83)%	(5.31)%
December 31, 2018	$23.94	$17.03	$25.14	$19.22	(4.77)%	(11.39)%
March 31, 2019	$21.53	$18.23	$23.42	$20.19	(8.07)%	(9.71)%
June 30, 2019	$22.17	$20.29	$23.87	$21.73	(7.12)%	(6.63)%

The last reported price for our common shares on August 27, 2019 was $20.30 per share. As of August 27, 2019, the net asset value per share of the Fund’s common shares was $21.84. Accordingly, our common shares traded at a discount to net asset value of (7.06)% on August 27, 2019.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

Dilution. As with any security, the price of the Fund’s Common Shares fluctuates with market conditions and other factors. [The Common Shares are currently trading at a [premium] to their net asset value.] However, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for shareholders expecting to sell their Common Shares in a relatively short period of time following completion of this Rights offering. The net asset value of the Common Shares will be reduced immediately following this Rights offering as a result of the accrual of certain offering costs.

If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Rights offering is over. In addition, you will experience an immediate dilution of the aggregate net asset value per share of your Common Shares if you do not participate in the Rights offering and will experience a reduction in the net asset value per share whether or not you exercise your Rights, if the Subscription Price is below the Fund’s net asset value per Common Share on the Expiration Date, because:

•	the offered Common Shares are being sold at less than their current net asset value;

•	you will indirectly bear the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund’s net assets.

[On the other hand, if the Subscription Price is above the Fund’s net asset value per share on the Expiration Date, you may experience an immediate accretion of the aggregate net asset value per share of your Common Shares even if you do not exercise your Rights and an immediate increase in the net asset value per share of your Common Shares whether or not you participate in the offering, because:

•	the offered Common Shares are being sold at more than their current net asset value after deducting the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately less than the increase in the amount of the Fund’s net assets.]

[Furthermore, if you do not participate in the Over-Subscription Privilege, if it is available, your percentage ownership may also be diluted.] The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Rights offering on net asset value per share is shown by the following examples, assuming a $[        ] Subscription Price:

Scenario 1: (assumes net asset value per share is above subscription price)(1)
NAV	$	[	]
Subscription Price	$	[	]
Reduction in NAV($)(2)	$	[	]
Reduction in NAV(%)		[	]%

Scenario 2: (assumes net asset value per share is below subscription price)(1)
NAV	$	[	]
Subscription Price	$	[	]
Increase in NAV($)(2)	$	[	]
Increase in NAV(%)		[	]%

(1)	Both examples assume the full Primary Subscription and Secondary Over-Subscription Privilege are exercised.] Actual amounts may vary due to rounding.
(2)	Assumes $[ ] in estimated offering expenses.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

[The Fund’s largest shareholders could increase their percentage ownership in the Fund through the exercise of the Primary Subscription and Over-Subscription Privilege.]

[Additional risks to be provided]

RIGHTS OFFERING

This rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

TAXATION

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts, counsel to the Fund in connection with this rights offering.

The Gabelli Dividend & Income Trust

                 Common Shares

Issuable Upon Exercise of Rights to

Subscribe to Such Common Shares

PROSPECTUS SUPPLEMENT

            , 2019

Filed Pursuant to Rule 497

Registration Statement No. 333-232136

PROSPECTUS SUPPLEMENT

(To Prospectus dated             , 2019)

[GRAPHIC OMITTED]

             Rights for              Shares

Subscription Rights to Purchase     % Series [    ] [    ] Preferred Shares

We are issuing subscription rights to our [common] [preferred] shareholders to purchase our     % Series [    ] [    ] Preferred Shares. Our common shares are traded on the NYSE under the symbol “GDV” and our Series A Preferred Shares, Series D Preferred Shares, Series G Preferred Shares and Series H Preferred Shares are listed on the NYSE under the symbol “GDV Pr A,” “GDV Pr D,” “GDV Pr G” and “GDV Pr H,” respectively. The last reported sale price for our common shares on     ,      was $     per share.

You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus before investing in our preferred shares.

	Per Share	Total (1)
Subscription price of Preferred Shares	$	$
Underwriting discounts and commissions	$	$
Proceeds, before expenses, to us	$	$

(1)	The aggregate expenses of the offering are estimated to be $ , which represents approximately $ per share.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our preferred shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete. Any representation to the contrary is a criminal offense.

            ,

The preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 2019. If the offer is extended, the preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about             , 2019.

The date of this Prospectus Supplement is             , 2019

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Dividend & Income Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]

Amount Available for Primary Subscription	$[ ]

Title	Subscription Rights to Purchase Series [ ] Preferred Shares

Exercise Price	Rights may be exercised at a price of $ per preferred share (the “Subscription Price”). See “Terms of the Offer.”

Record Date	Rights will be issued to holders of record of the Fund’s [common] [preferred] shares on , 2019 (the “Record Date”). See “Terms of the Offer.”

Number of Rights Issued	Right[s] will be issued in respect of each share of [common] [preferred] shares of the Fund outstanding on the Record Date. See “Terms of the Offer.”

Number of Rights Required to Purchase One Preferred Share

A holder of Rights may purchase              preferred share of the Fund for every              Rights exercised. The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by             . See “Terms of the Offer.”

Over-Subscription Privilege	[To be provided.]

Transfer of Rights	[To be provided.]

Exercise Period

The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on             , 2019 (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offer” and “Method of Exercise of Rights.”

Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See “Use of Proceeds.”

Sale of Rights	[To be provided.]

Use of Proceeds

The Fund estimates the net proceeds of the Offer to be approximately $[    ]. This figure is based on the Exercise Price per share of $             and assumes all new shares of Series [    ] Preferred Shares offered are sold and that the expenses related to the Offer estimated at approximately $[    ] are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund.” Pending such investment, the proceeds will be held in high quality short term debt securities and instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy. See “Use of Proceeds.”

The Fund may use the net proceeds from the offering to call, redeem or repurchase shares of one or more of its Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred or Series E Auction Rate Preferred. The Series G Preferred Shares and the Series H Preferred Shares generally may not be called for redemption at the option of the Fund prior to July 1, 2021 and June 7, 2024, respectively. The Fund reserves the right, however, to redeem the Series G Preferred Shares and/or the Series H Preferred Shares at any time if it is necessary, in the judgment of the Board, to maintain its status as a RIC under Subchapter M of the Code. The distribution rates on the Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred are 5.875%, 6.00%, 5.25% and 5.375%, respectively. Distributions on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. As of [            ], 2019, the distribution rates on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred were [    ]%, [    ]% and [    ]%, respectively.

ERISA	See “Employee Plan Considerations.”

Rights Agent	[To be provided.]

TERMS OF THE SERIES      PREFERRED SHARES

Dividend Rate	The dividend rate will be %.

Dividend Payment Rate	Dividends will be paid when, as and if declared on , , , and , commencing .

Liquidation Preference	$ per share

Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .

Stock Exchange Listing

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $[            ], based on the Subscription Price per share of $[        ], assuming all new shares of Series [                ] Preferred Shares offered are sold and that the expenses related to the Offer estimated at approximately $[        ] are paid and after deduction of the underwriting discounts and commissions. Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund.” Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

The Fund may use the net proceeds from the offering to call, redeem or repurchase shares of one or more of its Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred or Series E Auction Rate Preferred. The Series G Preferred Shares and the Series H Preferred Shares generally may not be called for redemption at the option of the Fund prior to July 1, 2021 and June 7, 2024, respectively. The Fund reserves the right, however, to redeem the Series G Preferred Shares and/or the Series H Preferred Shares at any time if it is necessary, in the judgment of the Board, to maintain its status as a RIC under Subchapter M of the Code. The distribution rates on the Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred are 5.875%, 6.00%, 5.25% and 5.375%, respectively. Distributions on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. As of [            ], 2019, the distribution rates on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred were [    ]%, [    ]% and [    ]%, respectively.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt and/or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. The Fund’s preferred shares and notes, in aggregate, are expected to have an initial asset coverage on the date of issuance of approximately [            ]%.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

[To be provided.]

TAXATION

[To be provided.]

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts, counsel to the Fund, in connection with this rights offering.

The Gabelli Dividend & Income Trust

Subscription Rights to Purchase % Series [                    ] [                ] Preferred Shares

PROSPECTUS SUPPLEMENT

            , 2019

Filed Pursuant to Rule 497(e)

Registration Statement No. 333-232136

PROSPECTUS SUPPLEMENT

(To Prospectus dated             , 2019)

[GRAPHIC OMITTED]

             Rights

Subscription Rights to Purchase Common Shares and Preferred Shares

The Gabelli Dividend & Income Trust (the “Fund,” “we,” “us” or “our”) is issuing subscription rights (the “Rights”) to our common shareholders to purchase additional common shares and newly issued preferred shares.

Our common shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GDV” and our Series A Preferred Shares, Series D Preferred Shares, Series G Preferred Shares and Series H Preferred Shares are listed on the NYSE under the symbol “GDV Pr A,” “GDV Pr D,” “GDV Pr G” and “GDV Pr H,” respectively. On [            ], 2019, the last reported NYSE sale price of the common shares prior to the common shares trading ex-Rights was $[        ]. The last reported net asset value of the common shares at the close of business on [            ], 2019 was $[        ].

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in the Fund and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). For additional information all holders of rights should contact the Information Agent, [    ].

Investing in common shares and preferred shares through Rights involves certain risks. You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus as well as in the “Special Risks of the Offering and the Preferred Shares” section of this Prospectus Supplement before investing in the common shares and preferred shares.

	Per Share	Total (1)
Subscription price per common share to holders exercising Rights	$	$
Subscription price per preferred share to holders exercising Rights	$	$
Underwriting discounts and commissions (1)	$	$
Proceeds, before expenses, to the Fund (2)	$	$

(1)	Based on a Dealer Manager solicitation fee of $[ ] per common share issued.
(2)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $[ ].

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE DILUTION [OR ACCRETION] OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE [OR BELOW] THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.

The common shares and preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [    ], 2019. If the offer is extended, the common shares and preferred shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [    ], 2019.

The date of this Prospectus Supplement is [    ], 2019

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Dividend & Income Trust. This Prospectus Supplement also includes trademarks owned by other persons.

Prospectus Supplement

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[To be provided.]

Amount Available for Primary Subscription	$[ ]

Title	Subscription Rights to Purchase Common Shares and Preferred Shares

Subscription Price	Rights may be exercised at a price of $ per common share and $ per preferred share (the “Subscription Price”). See “Terms of the Offer.”

Record Date	Rights will be issued to holders of record of the Fund’s common shares on , 2019 (the “Record Date”). See “Terms of the Offer.”

Number of Rights Issued	Right will be issued in respect of each common share of the Fund outstanding on the Record Date. See “Terms of the Offer.”

Number of Rights Required to Purchase One Common Share and One Preferred Share

A holder of Rights may purchase                  common shares and                  preferred shares of the Fund for every              Rights exercised. The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by             . See “Terms of the Offer.”

Over-Subscription Privilege	[To be provided.]

Transfer of Rights	[To be provided.]

Subscription Period

The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on             , 2019 (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offer” and “Method of Exercise of Rights.”

Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See “Use of Proceeds.”

Sale of Rights	[To be provided.]

Use of Proceeds

The Fund estimates the net proceeds of the Offer to be approximately $[    ]. This figure is based on the Subscription Price per share of $         and assumes all new common shares and preferred shares offered are sold and that the expenses related to the Offer estimated at approximately $[        ] are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment style or changes in market conditions may cause the investment period to extend as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund.” Pending such investment, the proceeds will be held in high quality short term debt securities and instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy. See “Use of Proceeds.”

The Fund may use the net proceeds from the offering to call, redeem or repurchase shares of one or more of its Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred or Series E Auction Rate Preferred. The Series G Preferred Shares and the Series H Preferred Shares generally may not be called for redemption at the option of the Fund prior to July 1, 2021 and June 7, 2024, respectively. The Fund reserves the right, however, to redeem the Series G Preferred Shares and/or the Series H Preferred Shares at any time if it is necessary, in the judgment of the Board, to maintain its status as a RIC under Subchapter M of the Code. The distribution rates on the Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred are 5.875%, 6.00%, 5.25% and 5.375%, respectively. Distributions on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. As of [    ], 2019, the distribution rates on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred were [    ]%, [    ]% and [    ]%, respectively.

ERISA	See “Employee Plan Considerations.”

Rights Agent	[To be provided.]

TERMS OF THE PREFERRED SHARES

Dividend Rate	The dividend rate will be %.

Dividend Payment Rate	Dividends will be paid when, as and if declared on , , , and , commencing .

Liquidation Preference	$ per share

Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to .

Stock Exchange Listing

DESCRIPTION OF THE RIGHTS OFFERING

[To be provided.]

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	[ ]	%
Offering Expenses Borne by the Fund (as a percentage of offering price)	[ ]	%
Dividend Reinvestment Plan Fees
Purchase Transactions	$0.75	(1)
Sale Transactions	$2.50	(1)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	% (2)
Interest on Borrowed Funds	None (3)
Other Expenses	% (4)
Dividends on Preferred Shares	%

Total Annual Expenses and Dividends on Preferred Shares	% (2)

(1)

Shareholders participating in the Fund’s Automatic Dividend Reinvestment Plan do not incur any additional fees. Shareholders participating in the Voluntary Cash Purchase Plan would pay $0.75 plus their pro rata share of brokerage commissions per transactions to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”

(2)

The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, other than assets attributable to the certain of the Fund’s existing preferred shares when such shares are subject to the fee reduction described in the section entitled “Management of the Fund—Investment Advisory and Administrative Arrangements” in the Base Prospectus, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, since the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.

(3)	The Fund has no current intention of borrowing from a lender or issuing notes.
(4)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

Example

The following example illustrates the expenses (including the maximum estimated sales load of $[    ] and estimated offering expenses of $[    ] from the issuance of $[    ] million in common shares) you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred

*

The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be $[        ], based on the Subscription Price of $[        ] per common share and $[        ] per preferred share, assuming all new common shares and preferred shares offered are sold and that the expenses related to the Offer estimated at approximately $[        ] are paid and after deduction of the underwriting discounts and commissions. Unless otherwise specified in a prospectus supplement, the Fund will invest the net proceeds of any offering in accordance with the Fund’s investment objective and policies, and may use a portion of such proceeds, depending on market conditions, for other general corporate purposes. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. This could occur because the Investment Adviser follows a value-oriented investment strategy; therefore, market conditions could result in the Investment Adviser delaying the investment of proceeds if it believes the margin of risk in making additional investments is not favorable in light of its value-oriented investment strategy. See “Investment Objective and Policies—Investment Methodology of the Fund.” Pending such investment, the proceeds of the offering will be held in high quality short term debt securities and instruments.

The Fund may use the net proceeds from the offering to call, redeem or repurchase shares of one or more of its Series A Preferred, Series B Auction Market Preferred, Series C Auction Market Preferred, Series D Preferred or Series E Auction Rate Preferred. The Series G Preferred Shares and the Series H Preferred Shares generally may not be called for redemption at the option of the Fund prior to July 1, 2021 and June 7, 2024, respectively. The Fund reserves the right, however, to redeem the Series G Preferred Shares and/or the Series H Preferred Shares at any time if it is necessary, in the judgment of the Board, to maintain its status as a RIC under Subchapter M of the Code. The distribution rates on the Series A Preferred, Series D Preferred, Series G Preferred and Series H Preferred are 5.875%, 6.00%, 5.25% and 5.375%, respectively. Distributions on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred accumulate at a variable rate set at a weekly auction. As of [    ], 2019, the distribution rates on the Series B Auction Market Preferred, Series C Auction Market Preferred and Series E Auction Rate Preferred were [    ]%, [    ]% and [    ]%, respectively.

CAPITALIZATION

[To be provided.]

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		NAV		Discount
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2017	$19.92	$18.78	$22.00	$21.01	(9.46)%	(10.60)%
June 30, 2017	$21.20	$19.58	$22.68	$21.57	(6.53)%	(9.21)%
September 30, 2017	$21.85	$20.52	$23.44	$22.29	(6.75)%	(7.93)%
December 31, 2017	$23.19	$21.45	$24.88	$23.19	(6.81)%	(7.52)%
March 31, 2018	$24.85	$21.70	$26.95	$23.11	(7.79)%	(6.10)%
June 30, 2018	$23.19	$21.66	$24.62	$23.19	(5.81)%	(6.60)%
September 30, 2018	$24.23	$22.64	$25.46	$23.91	(4.83)%	(5.31)%
December 31, 2018	$23.94	$17.03	$25.14	$19.22	(4.77)%	(11.39)%
March 31, 2019	$21.53	$18.23	$23.42	$20.19	(8.07)%	(9.71)%
June 30, 2019	$22.17	$20.29	$23.87	$21.73	(7.12)%	(6.63)%

The last reported price for our common shares on August 27, 2019 was $20.30 per share. As of August 27, 2019, the net asset value per share of the Fund’s common shares was $21.84. Accordingly, our common shares traded at a discount to net asset value of (7.06)% on August 27, 2019.

ASSET COVERAGE RATIO

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt and/or preferred shares with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding. The Fund’s preferred shares and notes, in aggregate, are expected to have an initial asset coverage on the date of issuance of approximately [    ]%.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS

Dilution. As with any security, the price of the Fund’s Common Shares fluctuates with market conditions and other factors. [The Common Shares are currently trading at a [premium] to their net asset value.] However, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for shareholders expecting to sell their Common Shares in a relatively short period of time following completion of this Rights offering. The net asset value of the Common Shares will be reduced immediately following this Rights offering as a result of the accrual of certain offering costs.

If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Rights offering is over. In addition, you will experience an immediate dilution of the aggregate net asset value per share of your Common Shares if you do not participate in the Rights offering and will experience a reduction in the net asset value per share whether or not you exercise your Rights, if the Subscription Price is below the Fund’s net asset value per Common Share on the Expiration Date, because:

•	the offered Common Shares are being sold at less than their current net asset value;

•	you will indirectly bear the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund’s net assets.

[On the other hand, if the Subscription Price is above the Fund’s net asset value per share on the Expiration Date, you may experience an immediate accretion of the aggregate net asset value per share of your Common Shares even if you do not exercise your Rights and an immediate increase in the net asset value per share of your Common Shares whether or not you participate in the offering, because:

•	the offered Common Shares are being sold at more than their current net asset value after deducting the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately less than the increase in the amount of the Fund’s net assets.]

[Furthermore, if you do not participate in the Over-Subscription Privilege, if it is available, your percentage ownership may also be diluted.] The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Rights offering on net asset value per share is shown by the following examples, assuming a $[        ] Subscription Price:

Scenario 1: (assumes net asset value per share is above subscription price)(1)
NAV	$	[	]
NAV	$	[	]
Reduction in NAV($)(2)	$	[	]
Reduction in NAV(%)		[	]%

Scenario 2: (assumes net asset value per share is below subscription price)(1)
NAV	$	[	]
Subscription Price	$	[	]
Increase in NAV($)(2)	$	[	]
Increase in NAV(%)		[	]%

(1)	Both examples assume the full Primary Subscription and Secondary Over-Subscription Privilege are exercised.] Actual amounts may vary due to rounding.
(2)	Assumes $[ ] in estimated offering expenses.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

[The Fund’s largest shareholders could increase their percentage ownership in the Fund through the exercise of the Primary Subscription and Over-Subscription Privilege.]

[Additional risks to be provided]

RIGHTS OFFERING

This rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

TAXATION

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts, counsel to the Fund in connection with this rights offering.

The Gabelli Dividend & Income Trust

                 Common Shares and                  Preferred Shares

Issuable Upon Exercise of Rights to

Subscribe to Such Common Shares and Preferred Shares

PROSPECTUS SUPPLEMENT

            , 2019

Subject to Completion, dated August 28, 2019

THE GABELLI DIVIDEND & INCOME TRUST

STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

The Gabelli Dividend & Income Trust (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 28, 2003. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund.

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated             , 2019, and as it may be supplemented (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before investing in the Fund’s securities, and investors should obtain and read the Prospectus prior to purchasing such securities. This SAI incorporates by reference the entire Prospectus. You may request a free copy of the Prospectus by calling (800) GABELLI (422-3554) or by writing to the Fund. A copy of the Fund’s Registration Statement, including the Prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (www.sec.gov) at no charge.

This Statement of Additional Information is dated             , 2019.

THE FUND

The Fund was organized as a statutory trust in Delaware on August 20, 2003 and is a diversified, closed-end management investment company registered under the 1940 Act. The common shares of the Fund are listed on the New York Stock Exchange (the “NYSE”) under the symbol “GDV” and our Series A Preferred Shares, Series D Preferred Shares, Series G Preferred Shares and Series H Preferred Shares are listed on the NYSE under the symbol “GDV Pr A,” “GDV Pr D,” “GDV Pr G” and “GDV Pr H,” respectively.

INVESTMENT OBJECTIVE AND POLICIES

Additional Investment Policies

Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter (“OTC”) market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund’s total assets.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high-grade short term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund realizes a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund realizes a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

1

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund generally purchases or writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-à-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

2

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices; possible reduction of the yield of the Fund due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contracts and the securities being hedged; losses from investing in futures transactions that are potentially unlimited; and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid assets equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund’s custodian to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other liquid assets that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are not less than the stock price of the call option or the market price at which the short positions were established).

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and liquidate its futures position.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

3

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

4

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in which the Fund invests and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. The Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®” ); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

5

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Convertible Securities. A convertible security entitles the holder to exchange such security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time and to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The fixed income or dividend component of a convertible security is referred to as the security’s “investment value.”

A convertible security’s position in a company’s capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common stockholders.

To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, the value of such security is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s investment objective.

Many convertible securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security which affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment, companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than with issues without call protection.

Small- and Mid-Capitalization Company Risk. In addition to the risks described in the Prospectus, investments in small- and mid-cap company stocks may be subject to the following risks.

•

Small- and Mid-Cap Stock Risk. Small- and mid-cap company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a small- or mid-cap company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Small- and mid-cap company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Small- and mid-cap companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a small- and mid-cap company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small- and mid-cap company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, small- and mid-cap company stocks may not be well known to the investing public.

6

•

Unseasoned Companies Investment Risk. The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which the Fund may invest.

•

Small-Cap and Emerging Growth Companies Investment Risk. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While small-cap or emerging growth company issuers may offer greater opportunities for capital appreciation than large-cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain fundamental factors necessary to prosper. Investing in small-cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small-cap companies are generally little known to most individual investors although some may be dominant in their respective industries. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not develop into major industrial companies or provide the level of returns anticipated.

Equity securities of specific small-cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small-cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

7

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.

The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which the Investment Adviser believes to be creditworthy institutions.

Under current interpretations of the SEC and its staff under the 1940 Act, the Fund must segregate with its custodian liquid assets, or engage in other SEC or staff approved measures, to “cover” open positions in certain types of derivative instruments. The purpose of these requirements is to prevent the Fund from incurring excessive leverage through such instruments. In the case of futures and forward contracts, for example, that are not required as a result of one or more contractual arrangements to settle for cash only in an amount equal to the change in value of the contract over its term but rather may settle through physical delivery or in the notional amount, the Fund must segregate liquid assets equal to such contract’s full notional value while its position is open. With respect to contracts that the Fund is contractually obligated to settle for cash in an amount equal to the change in value of the contract, the Fund needs to segregate liquid assets only in an amount equal to the Fund’s unpaid mark to market obligation rather than the entire notional amount. This is because the Fund’s maximum potential obligation at that point in time is its net unpaid mark to market obligation rather than the full notional amount.

Securities of Investment Companies. To the extent permitted by law, the Fund may invest in investment company securities, including preferred shares and the common equity of such companies. Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, holders of the Fund’s common shares will be subject to duplicative investment expenses.

8

Warrants and Rights. The Fund may invest in warrants and rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities, although investments in asset- or mortgage-backed securities do not constitute a substantial part of the Fund’s investment portfolio.

Mortgage-backed securities are securities that indirectly represent a participation in, or are secured by and payable from, a pool of mortgage loans secured by real property. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Mortgage-backed securities may be more volatile than other fixed income securities and are subject to prepayment risk which can result in the Fund failing to recoup all of its investment or achieving lower than expected returns.

Asset-backed securities are securities, which through the use of trusts and special purpose vehicles, are securitized with various types of assets such as automobile receivables, credit card receivables, home equity loans, leases or royalties in pass-through structures similar to mortgage-backed securities. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage-backed securities. Prepayment rates may change rapidly and greatly, thereby affecting yield to maturity, reinvestment risk, and market value of the mortgage backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage backed securities have experienced substantial losses in market value. The Investment Adviser believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels.

Prepayments of principal may be made at any time on the obligations underlying asset- and mortgage-backed securities and are passed on to the holders of the asset- and mortgage-backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase and slower than expected prepayments will reduce yield to maturity.

Sovereign Government and Supranational Debt. The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

9

Sovereign government and supranational debt involve all the risks described in the Prospectus and this SAI regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation. In addition, investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times collateralized by cash or cash equivalents, which are maintained at all times in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term highly liquid obligations. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements, which means that “cash equivalents” accepted as collateral will be limited to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or irrevocable letters of credit issued by a bank (other than the fund’s bank lending agent, if any, or a borrower of the Fund’s portfolio securities or any affiliate of such bank or borrower) which qualifies as a custodian bank for an investment company under the 1940 Act. The Fund’s ability to lend portfolio securities may be limited by rating agency guidelines (if any).

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund at any time thereby requiring the borrower to redeliver the borrowed securities within the normal and customary settlement time for securities transactions. If the borrower fails to deliver the loaned securities within the normal and customary settlement time for securities transactions, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral pledged by the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities violate the terms of the loan or fail financially.

However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. Moreover, because the Fund will reinvest any cash collateral it receives, as described above, the Fund is subject to the risk that the value of the investments it makes will decline and result in losses to the Fund. These losses, in extreme circumstances such as the 2007-2009 financial crisis, could be substantial and have a significant adverse impact on the Fund and its shareholders.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities, and may also pay fees to one or more securities lending agents and/or pay other fees or rebates to borrowers.

Additional Risks Relating to Derivative Investments

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

10

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

Failure of Futures Commission Merchants and Clearing Organizations Risk. The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the Commodity Futures Trading Commission (the “CFTC”) as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations, making determinations and providing guidance to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Investment Adviser, or at least make them more costly.

Current regulations require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Adviser and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

11

Additionally, the Regulators have finalized regulations with a phased implementation that require swap dealers to collect from, and post to, the Fund variation margin (and initial margin, if the Fund exceeds a specified exposure threshold) for uncleared derivatives transactions in certain circumstances. U.S. federal banking regulators have also finalized regulations that would impose upon swap dealers new capital requirements. The CFTC and SEC have each proposed, but not yet adopted, capital requirements for swap dealers, and the SEC is still in the process of finalizing its proposed uncleared margin rules. As uncleared margin and capital requirements have been and continue to be finalized and implemented, such requirements may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Adviser cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund. Changing approaches to regulation may have a negative impact on the securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurances that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Investment Adviser expects. Whether the Fund achieves its investment objective may depend on, among other things, whether the Investment Adviser correctly forecasts market reactions to this and other legislation. In the event the Investment Adviser incorrectly forecasts market reaction, the Fund may not achieve its investment objective.

Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally purchases or sells only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. CFTC Rule 4.5, upon which the Fund relies to avoid having its adviser register with the CFTC as a “commodity pool operator,” imposes certain commodity interest trading restrictions on the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) ”bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of

12

the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Investment Adviser was required to register as a commodity pool operator with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure and incurring transaction costs.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies under the 1940 Act and that, except as otherwise noted, cannot be changed without the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding voting securities (voting together as a single class) of the Fund. In addition, pursuant to the Statements of Preferences, the affirmative vote of the holders of a majority (as defined under the 1940 Act) of the outstanding preferred shares of the Fund voting as a separate class would also be required to change a fundamental policy. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

(1) invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. government securities;

(2) purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

(3) purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

(4) make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

(5) borrow money, except to the extent permitted by applicable law;

13

(6) issue senior securities, except to the extent permitted by applicable law; or

(7) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

The Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares, if any. Neither the Fund’s investment objective nor, except as expressly stated above, any of its policies are fundamental, and each may be modified by the Board without shareholder approval.

With respect to investment restriction (5), the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in certain such transactions, other than reverse repurchase agreements, the Fund, instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure to the transaction (as calculated pursuant to requirements of the SEC). From the outset of the transaction, in accordance with 1940 Act Release 10666, “Securities Trading Practices of Registered Investment Companies” (April 18, 1979), for reverse repurchase agreements, the Fund will segregate the full amount of the Fund’s actual or potential cash payment obligations that the Fund will owe at settlement. The investment restriction in (5) above will be interpreted to permit the Fund to (a) engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act, (b) segregate or earmark liquid assets or enter into offsetting positions in accordance with SEC staff guidance and interpretations, (c) engage in securities lending in accordance with SEC staff guidance and interpretations and (d) settle securities transactions within the ordinary settlement cycle for such transactions.

With respect to investment restriction (6), under the 1940 Act, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares (measured by liquidation value) and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. The 1940 Act also generally restricts the Fund from declaring cash distributions on, or repurchasing, common or preferred shares unless outstanding debt securities have an asset coverage of 300% (200% in the case of declaring distributions on preferred shares), or from declaring cash distributions on, or repurchasing, common shares unless preferred shares have an asset coverage of 200% (in each case, after giving effect to such distribution or repurchase).

MANAGEMENT OF THE FUND

Trustees and Officers

Overall responsibility for management and supervision of the Fund rests with the Board. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund’s custodian and the Fund’s transfer agent. The day to day operations of the Fund are delegated to the Investment Adviser.

The names and business addresses of the Trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their positions with certain other organizations and companies.

Name, Position(s) with the Fund, Age and Business Address(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee

Interested Trustee(4)
Mario J. Gabelli Chairman and Chief Investment Officer Age: 77	Since 2003***	Chairman, Chief Executive Officer, and Chief Investment Officer—Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer—Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications) (2013-2018)	33

14

Name, Position(s) with the Fund, Age and Business Address(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee

Edward T. Tokar Trustee Age: 72	Since 2003*	Private Investor; Senior Managing Director of Beacon Trust Company (trust services) (2004-2016); Chief Executive Officer of Allied Capital Management LLC (1977-2004); Vice President of Honeywell International Inc. (1977-2004)	Trustee of William & Mary Business School Foundation; Director of CH Energy Group (energy services) (2009-2013); Director, Teton Advisors, Inc. (financial services) (2008-2010)	2

Independent Trustees(5)

Anthony J. Colavita(6)(7) Trustee Age: 83	Since 2003**	President of the law firm of Anthony J. Colavita, P.C.	—	20

James P. Conn(6) Trustee Age: 81	Since 2003*	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—	24

Frank J. Fahrenkopf, Jr. Trustee Age: 80	Since 2003**	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)	12

Michael J. Melarkey Trustee Age: 69	Since 2003***	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)	21

Kuni Nakamura(7) Trustee Age: 51	Since May 2018***	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—	33

Salvatore M. Salibello Trustee Age: 74	Since 2003*	Senior Partner of Bright Side Consulting (consulting); Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLP (2012-2013)	Director of Nine West, Inc. (consumer products) (2002-2014)	6

15

Name, Position(s) with the Fund, Age and Business Address(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee

Anthonie C. van Ekris(7) Trustee Age: 85	Since 2003**	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—	23

Susan V. Watson Trustee Age: 67	Since 2017***	Executive Search Associate with Spencer Stuart (2010-2016); President of Investor Relations Association (1998-2000)	—	1

Salvatore J. Zizza(7)(8) Trustee Age: 73	Since 2003**	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing) (2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)	31

Officers

Name, Position with the Fund, Age, and Business Address(1)	Length of Time Served(9)	Principal Occupation(s) During Past Five Years

Bruce N. Alpert President Age: 67	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer and Principal Financial and Accounting Officer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

16

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

Carter W. Austin Vice President and Ombudsman Age: 52	Since 2003	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1996-2015) of Gabelli Funds, LLC

Laurissa M. Matire Vice President and Ombudsman Age: 43	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since January 2019) and other positions (2003-2019) of GAMCO Investors, Inc.

David I. Schachter Vice President Age: 66	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
(2)

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

(3)

The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)

“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of their affiliation with the Fund’s Investment Adviser. Mr. Tokar is considered to be an “interested person” of the Fund as a result of his son’s employment by an affiliate of the Investment Adviser.

(5)

Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exceptions as described in this SAI) nor their family members had any interest in the Investment Adviser or any person directly or indirectly controlling, controlled by or under common control with the Investment Adviser as of December 31, 2018.

(6)	Trustees elected solely by holders of the Fund’s preferred shares.
(7)

Mr. Colavita’s son, Anthony S. Colavita, and Mr. Fahrenkopf’s daughter, Leslie F. Foley, serve as directors of other funds in the Gabelli/GAMCO Fund Complex. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities Master Ltd., and GAMCO International SICAV, Mr. Zizza is an independent director of Gabelli International Ltd., and Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Investment Adviser.

(8)

On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is neither an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist from committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

(9)

Includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualifies.

*	Term continues until the Fund’s 2021 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2020 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
***	Term continues until the Fund’s 2022 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Investment Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to

17

exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board of one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, non-profit entities or other organizations as set forth above and below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.

Interested Trustees

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees and Chief Investment Officer of the Fund. He serves in the same capacities for other funds in the Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), an NYSE-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chairman of Associated Capital Group, Inc. (“Associated Capital”), a public company that provides alternative management and institutional research services, and is a majority-owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Edward T. Tokar, CPA. Mr. Tokar serves as Chairman of the Fund’s ad hoc Proxy Voting Committee and is on the board of another fund in the Gabelli/GAMCO Fund Complex. He is a private investor. He was a Senior Managing Director of Beacon Trust Company, a trust services company, from 2004 until 2016. Mr. Tokar formerly served as a director of CH Energy Group, Inc., an energy services company. He was previously the Chief Executive Officer of Allied Capital Management LLC and Vice President of Honeywell International Inc. Mr. Tokar formerly served as a director or trustee of Teton Advisors, Inc., DB Hedge Strategies Fund, Topiary Fund for Benefit Plan Investors (BPI) LLC, and Levco Series Trust Mutual Funds. Mr. Tokar has over forty-five years of investment experience in managing and directing investments in public and private securities involving stocks, bonds, high-yield securities, private placements, international investments, and various partnership participations. As the former Vice President of Investments of Honeywell International Inc. and Chief Executive Officer of Allied Capital Management LLC, he was responsible for the investment of employee benefit fund assets worldwide, where his operations were widely recognized for excellence. He is a Trustee Emeritus of the College of William & Mary Foundation, and currently serves on the Board of the William & Mary Mason School of Business Foundation. Mr. Tokar has served on numerous advisory boards and professional organizations throughout his career. Mr. Tokar graduated from the University of Maryland with a Bachelor’s degree with High Honors, and received his M.B.A. from the College of William & Mary. He was also awarded a CPA designation.

Independent Trustees

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty-five years of experience. He is a member of the Fund’s Nominating and Audit Committees. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor’s degree from Fairfield University and his Juris Doctor from Fordham University School of Law.

18

James P. Conn. Mr. Conn is the Lead Independent Trustee of the Fund, and a member of the Fund’s ad hoc Proxy Voting and ad hoc Pricing Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf is a member of the Fund’s Audit and ad hoc Pricing Committees, and serves on comparable or other board committees with respect to funds in the Fund Complex on whose boards he sits. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For more than 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and as Chairman of the Corporate Governance and Nominating Committee and as a member of the Audit Committee. He also serves as a member of the Board of Eldorado Resorts, Inc., which owns and operates 19 casinos in 10 states. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, recently retired from the active practice of law, and is of counsel to the firm of McDonald Carano and Wilson in Reno, Nevada. He serves on the boards of other funds in the Fund Complex and is a member of the multi-fund ad hoc Compensation Committees. He is Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations, including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Kuni Nakamura. Mr. Nakamura is the president of Advanced Polymer, Inc., a chemical manufacturing company, and president of KEN Enterprises, Inc., a real estate company. He is Chairman of the Fund’s Nominating Committee. Mr. Nakamura serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He also serves as a director of the Gabelli Merger Plus+ Trust Plc. Mr. Nakamura was previously a board member of The LGL Group, Inc., a diversified manufacturing company. He is involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Salvatore M. Salibello, CPA. Mr. Salibello is a Senior Partner of Bright Side Consulting, and the former Managing Partner of a certified independent registered public accounting firm, Salibello & Broder, with over forty years of experience in public accounting. He is Chairman of the Fund’s Audit Committee and the Fund’s designated Audit Committee Financial Expert. Mr. Salibello serves in a comparable role with respect to other funds in the Fund Complex. He is a former director of Nine West, Inc., a group of companies in the ladies footwear and accessories business, and served as Chairman of its Audit Committee. Mr. Salibello received his Bachelor’s degree in Accounting from St. Francis College and M.B.A. in Finance from Long Island University.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. He serves on the boards of other funds in the Gabelli/GAMCO Fund Complex and as director and the Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

19

Susan V. Watson, CFA. Ms. Watson is an experienced business executive with diverse experience in multiple industries. Most recently, she was a member of the research team for Spencer Stuart’s global executive search practice, specializing in placement of board of directors members. Ms. Watson has worked as an independent marketing consultant and as an Investor Relations executive for companies including MCI, Inc.; Interpublic Group; Pepsico, Inc.; Nielsen Media Research; and Gannett Co. Her other experience includes roles as a Senior Media Analyst at Morgan Stanley & Co; Vice President (Financial Relations) at Metromedia, Inc.; Senior Media Analyst and Assistant Vice President at EF Hutton & Co.; and Vice President (Research) at Scudder, Stevens & Clark. Ms. Watson is a member of the CFA Institute and a past president of the Investor Relations Association. She received her Bachelor’s degree from the University of Southern California and Master of Arts from City College of New York.

Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He also serves or has served as Chairman to other companies involved in manufacturing, recycling, real estate, technology, and pharmaceuticals. He is a member of the Fund’s Audit, Nominating, ad hoc Proxy Voting, and ad hoc Pricing Committees, and is a member of both multi-fund ad hoc Compensation Committees. Mr. Zizza serves on comparable or other board committees with respect to other funds on whose boards he sits. In addition to serving on the boards of other funds in the Fund Complex, Mr. Zizza is currently and has previously been a director of other public companies. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees other than Messrs. Gabelli and Tokar are Independent Trustees, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Investment Adviser, the sub-administrator and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Investment Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

20

Board Committees

The Trustees serving on the Fund’s Nominating Committee are Kuni Nakamura (Chairman), Anthony J. Colavita, Michael J. Melarkey, and Salvatore J. Zizza. The Nominating Committee is responsible for recommending qualified candidates to the Board of Trustees in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met twice during the year ended December 31, 2018.

Salvatore M. Salibello (Chairman), Anthony J. Colavita, Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza, who are not “interested persons” of the Fund as defined in the 1940 Act, serve on the Fund’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund’s independent registered public accounting firm. The Audit Committee met twice during the year ended December 31, 2018.

The Fund also has an ad hoc Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund’s portfolio for such period as the Board may determine. The Trustees serving on the Fund’s ad hoc Proxy Voting Committee are Edward T. Tokar (Chairman), James P. Conn and Salvatore J. Zizza. The ad hoc Proxy Voting Committee did not meet during the year ended December 31, 2018.

21

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund(*)(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies(*)(1)(2)
INTERESTED TRUSTEES:
Mario J. Gabelli	E	E
Edward T. Tokar	C	E
INDEPENDENT TRUSTEES:
Anthony J. Colavita	C	E
James P. Conn	E	E
Frank J. Fahrenkopf, Jr.	A	C
Michael J. Melarkey	D	E
Kuni Nakamura	C	E
Salvatore M. Salibello	A	E
Anthonie C. van Ekris	D	E
Susan V. Watson	C	C
Salvatore J. Zizza	C	E

(*)	Key to Dollar Ranges

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	Over $100,000

All shares were valued as of December 31, 2018.

(1)	This information has been furnished by each Trustee as of December 31, 2018. “Beneficial Ownership” is determined in accordance with Rule 16a-l(a)(2) of the 1934 Act.
(2)

The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex’’ are identical to those that comprise the “Family of Investment Companies.”

22

Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee or his or her immediate family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Investment Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Investment Adviser.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests(1)	Percent of Class(2)
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$14,238	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$1,004,858	*
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,248,346	1.36%
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$345,600	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$13,420	*
Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$40,560	*
Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc.	Common Stock	$192	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,407,180	1.18%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$302,307	*

(1)	This information has been furnished as of December 31, 2018.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

Remuneration of Trustees and Officers

The Fund pays each Independent Trustee an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee who is not employed by the Adviser is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the Lead Independent Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2018 amounted to $268,548. During the fiscal year ended December 31, 2018, the Trustees of the Fund met four times, all of which were regular quarterly Board meetings. Each Trustee then serving in such capacity attended at least 75% of the Board meetings and of any committee of which he is a member.

The following table sets forth certain information regarding the compensation of the Trustees by the Fund and officers, if any, who were compensated by the Fund rather than the Investment Adviser, for the year ended December 31, 2018, the compensation Trustees earned in their capacity as Directors/Trustees for other funds in the Fund Complex.

23

COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018

Name of Person and Position	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Trustees*
INTERESTED TRUSTEE:
Mario J. Gabelli Trustee and Chief Investment Officer	$0	$0
Edward T. Tokar Trustee	$26,000	$43,000	(2)
INDEPENDENT TRUSTEES:
Anthony J. Colavita Trustee	$29,000	$271,124	(30)
James P. Conn Trustee	$28,000	$273,500	(26)
Frank J. Fahrenkopf, Jr. Trustee	$27,000	$164,000	(14)
Michael J. Melarkey Trustee	$27,500	$189,567	(25)
Kuni Nakamura(1) Trustee	$18,548	$328,108	(37)
Salvatore M. Salibello Trustee	$31,000	$90,500	(8)
Anthonie C. van Ekris Trustee	$26,000	$215,250	(24)
Susan V. Watson Trustee	$26,000	$26,000	(1)
Salvatore J. Zizza Trustee	$29,500	$325,000	(32)
OFFICER
Carter W. Austin Vice President and Ombudsman	$155,000

*

Represents the total compensation paid to such persons during the year ended December 31, 2018, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

(1)	Mr. Nakamura became a Trustee of the Fund on May 16, 2018.

Limitation of Trustees’ and Officers’ Liability

The Governing Documents provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

The Investment Adviser is a New York limited liability company and registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $22 billion as of March 31, 2019. The Investment Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL”. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $15.2 billion as of March 31, 2019; Teton Advisors, Inc., and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $2.6 billion as of March 31, 2019, act as investment advisers to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.6 billion as of March 31, 2019; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $19 million as of March 31, 2019. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, Inc., as of March 31, 2019. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

24

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their investment advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their investment advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the investment advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to procedures, approved by the Board, believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

Under the terms of the Investment Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board. In addition, under the Investment Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the net asset value of the Fund’s shares. Expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, underwriting compensation and reimbursements in connection with sales of the Fund’s securities, the costs of utilizing a third party to monitor and collect class action settlements on behalf of the Fund, expenses in connection with the preparation of SEC filings, the fees and expenses of Trustees who are not officers or employees of the Investment Adviser of its affiliates, compensation and other expenses of officers and employees of the Fund (including, but not limited to, the Chief Compliance Officer, Vice President and Ombudsman) as approved by the Trustees, charges of the custodian, any sub-custodian and transfer agent and dividend paying agent, expenses in connection with the Automatic Dividend Reinvestment Plan and the Voluntary Cash Purchase Plan, accounting and pricing costs, membership fees in trade associations, expenses for legal and independent accountants’ services, costs of printing proxies, share certificates and shareholder reports, fidelity bond coverage for Fund officers and employees, Trustees’ and officers’ errors and omissions insurance coverage, and stock exchange listing fees will be an expense of the Fund unless the Investment Adviser voluntarily assumes responsibility for such expenses.

25

The Investment Advisory Agreement combines investment advisory and certain administrative responsibilities into one agreement. As compensation for its services rendered and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of Fund’s average weekly net assets. Net assets are total assets minus the sum of the Fund’s liabilities (such liabilities will exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes, plus accrued and unpaid interest thereon). In addition, the Investment Adviser has agreed to reduce the portion of its management fee attributable to an amount of assets of the Fund equal to the aggregate stated value of, as the case may be, its currently outstanding Series A Cumulative Preferred, Series B Auction Market Cumulative Preferred, Series C Auction Market Cumulative Preferred, Series D Cumulative Preferred and/or Series E Auction Rate Cumulative Preferred (together, the “Reduced Fee Preferred”) for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the management fee subject to potential reduction, is less than (i) in the case of the Series A Preferred and/or Series D Preferred, the stated annual dividend rate of such series and (ii) in the case of the Series B Auction Market Cumulative Preferred, Series C Auction Market Cumulative Preferred and/or Series E Auction Rate Cumulative Preferred, the net cost of capital to the Fund with respect to such series for such year expressed as a percentage (including, without duplication, distributions paid by the Fund on such series and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its distribution obligations). This reduction will apply to the portion of the Fund’s assets attributable to the Reduced Fee Preferred for so long as the Investment Adviser agrees to continue the reduction, and will not apply to any preferred shares issued pursuant to this offering. The Fund’s Series G Preferred and Series H Preferred are not subject to this reduction. The Fund’s total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of preferred shares for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

Because the investment advisory fees are based on a percentage of net assets, which includes assets attributable to the Fund’s use of leverage (but excludes assets attributable to the Fund’s Reduced Fee Preferred when such Reduced Preferred are subject to the fee reduction described above), the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund, and the Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage.

Pursuant to the Investment Advisory Agreement, for the fiscal years ended December 31, 2016, 2017 and 2018, the Investment Adviser earned $22,517,466, $24,884,686 and $25,296,619, respectively. For the fiscal year ended December 31, 2018, the Investment Adviser reduced its management fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the Reduced Fee Preferred by $4,385,259.

Additionally, the Investment Adviser has entered into a sub-administration agreement (the “Sub-Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Investment Adviser, GAMCO and Teton Advisors, Inc. as follows: 0.0275% - first $10 billion, 0.0125% - exceeding $10 billion but less than $15 billion, 0.01% - over $15 billion but less than $20 billion and 0.008% - over $20 billion.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

Pursuant to its terms, the Investment Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually (i) by the Fund’s Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees held on November 15, 2018. A discussion regarding the basis for the most recent approval of the Investment Advisory Agreement by the Board is available in the Fund’s annual report to shareholders for the fiscal year ending December 31, 2018.

26

The Investment Advisory Agreement terminates automatically on its assignment (as defined in the 1940 Act) and may be terminated without penalty on 60 days’ written notice by the Fund’s Board of Trustees, by a vote of a majority of the Fund’s shares or by the Investment Adviser.

Portfolio Manager Information

Other Accounts Managed

The information below lists other accounts for which each portfolio manager was primarily responsible for the day to day management during the year ended December 31, 2018.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli	Registered Investment Companies:	24	$17.1B	5	$2.8B
	Other Pooled Investment Vehicles:	11	$983.1M	8	$806.8M
	Other Accounts:	1,214	$8.4B	1	$194.8M
Robert D. Leininger	Registered Investment Companies:	3	$1.8B	1	$1.7B
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	192	$275.3M	0	$0
Kevin V. Dreyer	Registered Investment Companies:	6	$4.3B	1	$1.7B
	Other Pooled Investment Vehicles:	1	$29.7M	0	$0
	Other Accounts:	353	$1.7B	0	$0
Jeffrey J. Jonas	Registered Investment Companies:	3	$2.6B	0	$0
	Other Pooled Investment Vehicles:	1	$5.4M	1	$5.4M
	Other Accounts:	9	$50.8M	0	$0
Christopher J. Marangi	Registered Investment Companies:	7	$4.7B	2	$2.0B
	Other Pooled Investment Vehicles:	1	$29.7M	0	$0
	Other Accounts:	357	$1.6B	0	$0
Sarah Donnelly	Registered Investment Companies:	3	$1.1B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	16	$12.4M	0	$0
Brian C. Sponheimer	Registered Investment Companies:	1	$1.0M	0	$0
	Other Pooled Investment Vehicles:	1	$2.6M	1	$2.6M
	Other Accounts:	8	$1.1M	0	$0
Regina M. Pitaro	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	30	$73.2M	0	$0
Howard F. Ward	Registered Investment Companies:	2	$679.1M	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	19	$137.1M	0	$0

27

Ownership of Shares in the Fund

As of December 31, 2018, the portfolio managers of the Fund own the following amounts of equity securities of the Fund.

Name	Dollar Range of Equity Securities Held in Fund
Mario J. Gabelli	Over $1,000,000
Robert D. Leininger	$100,001-$500,000
Jeffrey J. Jonas	$50,001-$100,000
Kevin V. Dreyer	$10,001-$50,000
Christopher J. Marangi	$1-$10,000
Sarah M. Donnelly	None
Regina M. Pitaro	None
Brian C. Sponheimer	None
Howard F. Ward	None

Potential Conflicts of Interest

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day to day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Fund. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Fund.

Allocation of Limited Investment Opportunities. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if a Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Investment Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Selection of Broker/Dealers. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC (“G.research”), he may have an incentive to use G.research to execute portfolio transactions for a Fund.

Pursuit of Differing Strategies. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differs among the accounts that he or she manages. If the structure of the Investment Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. A Portfolio Manager also may be motivated to favor accounts in which he or she have an investment interest, or in which the Investment Adviser, or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

28

The Investment Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure for Mario J. Gabelli

Mr. Gabelli receives incentive based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive based variable compensation for managing other accounts within GBL. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Additionally, Mr. Gabelli receives a percentage of net management fees as a relationship manager for accounts managed by affiliates. Mr. Gabelli receives no base salary, no annual bonus, and no stock options. Mr. Gabelli may enter into and has arrangements to defer or waive his compensation.

Compensation Structure for the Portfolio Managers other than Mr. Gabelli

The compensation of the other Portfolio Managers of the Fund is structured to enable the Investment Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options and restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Investment Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the Fund (the incentive based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). The Portfolio Managers receive similar incentive based variable compensation based on gross revenue for managing other accounts for GAMCO Asset Management Inc. The compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the net performance fee is paid to the Portfolio Manager. These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity based incentive and incentive based variable compensation is based on an evaluation by the Investment Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.

29

Portfolio Holdings Information

Employees of the Investment Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Investment Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Investment Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Investment Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Investment Adviser’s legal department or outside counsel, as described below. The Investment Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and their shareholders and, if a potential conflict between the Investment Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be “interested persons” (as defined in the 1940 Act). These policies further provide that no officer of the Fund or employee of the Investment Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Investment Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

(4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Investment Adviser;

(5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Investment Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

(6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Investment Adviser.

As of the date of this SAI, the Fund makes information about portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is the Prospectus. The Fund’s proxy voting service is Broadridge Investor Communication Services. Data Communique provides typesetting services for the Fund and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Investment Adviser. Other than those arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

30

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Investment Adviser, nor any of the Investment Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

AUCTIONS FOR AUCTION RATE PREFERRED SHARES

Summary of Auction Procedures

The following is a brief summary of the auction procedures for auction rate preferred shares. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund’s Governing Documents. As used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares.

The auctions determine the dividend rate for auction rate preferred shares, but each dividend rate will not be higher than the maximum rate. If you own auction rate preferred shares, you may instruct your broker-dealer to enter one of three kinds of orders in the auction with respect to your stock: sell, bid and hold.

•	If you enter a sell order, you indicate that you want to sell auction rate preferred shares at their liquidation preference per share, no matter what the next dividend period’s rate will be.

•

If you enter a bid (or “hold at a rate”) order, which must specify a dividend rate, you indicate that you want to sell auction rate preferred shares only if the next dividend period’s rate is less than the rate you specify.

•	If you enter a hold order you indicate that you want to continue to own auction rate preferred shares, no matter what the next dividend period’s rate will be.

You may enter different types of orders for different portions of your auction rate preferred shares. You may also enter an order to buy additional auction rate preferred shares. All orders must be for whole shares. All orders you submit are irrevocable. There is a fixed number of auction rate preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the auction rate preferred shares and general economic conditions including current interest rates. If you own auction rate preferred shares and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold auction rate preferred shares, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

If you do not then own auction rate preferred shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at the liquidation preference per share at or above the dividend rate you specify. If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.

Broker-dealers will submit orders from existing and potential holders of auction rate preferred shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer’s failure to submit orders from existing or potential holders of auction rate preferred shares. A broker-dealer’s failure to submit orders for auction rate preferred shares held by it or its customers will be treated in the same manner as a holder’s failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account. The Fund may not submit an order in any auction.

31

The auction agent after each auction for the auction rate preferred shares will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case shares of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) 1/4 of 1%, times (iii) the liquidation preference per share, times (iv) the aggregate number of auction rate preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the auction rate preferred shares placed by the broker-dealer at the auction agreed to by the Fund and the broker-dealers.

If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of auction rate preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the auction rate preferred shares available for purchase in the auction.

If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of auction rate preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the auction rate preferred shares offered for sale than there are buyers for those shares).

If broker-dealers submit or are deemed to submit hold orders for all outstanding auction rate preferred shares, the auction is considered an “all hold” auction and the dividend rate for the next dividend period will be the “all hold rate,” which is 80% of the “AA” Financial Composite Commercial Paper Rate, as determined in accordance with procedures set forth in the Statement of Preferences establishing the auction rate preferred shares.

The auction procedures include a pro rata allocation of auction rate preferred shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares of auction rate preferred shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through the Depository Trust Company (“DTC”). Purchasers will pay for their auction rate preferred shares through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers’ broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this Prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

The first auction for a series of auction rate preferred shares will be held on the date specified in the Prospectus Supplement for such series, which will be the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for such series auction rate preferred shares normally will be held within the frequency specified in the Prospectus Supplement for such series, and each subsequent dividend period for such series auction rate preferred shares normally will begin on the following day.

If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

32

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of auction rate preferred shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction.

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 5.1%	Bid order at 5.1% rate for all 500 shares

Current Holder B	Owns 300 shares, wants to hold	Hold order will take the auction rate

Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 4.9%	Bid order at 4.9% rate for all 200 shares

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 5.0%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 4.99%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 5.1%

The lowest dividend rate that will result in all 1,000 Series E Auction Rate Preferred shares continuing to be held is 5.0% (the offer by D). Therefore, the dividend rate will be 5.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate: Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Auction Rate Preferred Shares

The underwriters shall not be required to make a market in the auction rate preferred shares. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the auction rate preferred shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The auction rate preferred shares will not be registered on any stock exchange. Investors who purchase auction rate preferred shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

You may sell, transfer, or otherwise dispose of the auction rate preferred shares only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your auction rate preferred shares in the name of a broker-dealer, a sale or transfer of your auction rate preferred shares to that broker dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer or purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.

Due to market disruption in recent years, most auction rate preferred share auctions have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity. If the number of auction rate preferred shares subject to bid orders by potential holders is less than the number of auction rate preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the auction rate preferred shares for which they have submitted sell orders. At present, the maximum rate for Series B Auction Market Cumulative Preferred and Series C Auction Market Cumulative Preferred is equal to the greater of (a) 150% of or (b) 150 bps over the 7-day LIBOR, and equal to the greater of (a) 250% of or (b) 250 bps over the 7-day LIBOR for Series E Auction Rate Preferred. These failed

33

auctions have been an industry wide problem and may continue to occur in the future. Any current or potential holder of auction-rate preferred shares faces the risk that auctions will continue to fail, or will fail again at some point in the future, and that he or she may not be able to sell his or her shares through the auction process.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, G.research, an affiliate of the Investment Adviser, may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Board has determined that portfolio transactions may be executed through G.research and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker-dealers for similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available. During the fiscal years ended December 31, 2016, 2017 and 2018, the Fund paid aggregate brokerage commissions of $410,522, $352,270 and $401,330, respectively. During the fiscal years ended December 31, 2016, 2017 and 2018, the Fund paid to G.research brokerage commissions on security trades of $142,259, $150,568 and $112,002, respectively. Such amount represents approximately 35%, 43% and 28% of the Fund’s aggregate brokerage commissions paid during the fiscal years ended December 31, 2016, 2017 and 2018, respectively. The percentages of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through G.research during the fiscal years ended December 31, 2016, 2017 and 2018, were approximately 29%, 28% and 21%, respectively.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.

34

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Investment Adviser determines that portfolio changes are appropriate. For example, an increase in the Fund’s participation in risk arbitrage situations would increase the Fund’s portfolio turnover rate. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund’s portfolio turnover rate for the years ended December 31, 2016, 2017 and 2018 was 15.6%, 13.3% and 10.8%, respectively. The Fund anticipates that its portfolio turnover rate will generally not exceed 100%.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its common and preferred shareholders. This summary does not discuss the consequences of an investment in the Fund’s notes or subscription rights to acquire shares of the Fund’s stock. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

Except as expressly provided otherwise, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally, for investment). The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders subject to special tax rules and shareholders owning a large position in the Fund), nor does this discussion address any state, local, or foreign tax concerns.

The discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

35

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes annually at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, generally it would be taxed on all of its taxable income and gains in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. Such distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends would be eligible (i) to be treated as qualified dividend income eligible to be taxed at long term capital gain rates in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Gain or loss on the sale of securities by the Fund will generally be long term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short term capital gain or loss.

36

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long term or short term, depending upon the holding period of the security. The Fund does not have control over the exercise of the call options it writes and thus does not control the timing of such taxable events.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short term or long term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short term or long term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, options on most stock indices and any non-equity options, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year, thereby potentially causing the Fund to recognize gain in advance of a corresponding receipt of cash. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long term capital gain or loss, and 40% of such net gain or loss will be treated as short term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of the PFIC rules, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates applicable to qualified dividend income, as discussed below under “Taxation of Shareholders.”

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high-yield securities”). A portion of the interest payments on such high-yield securities may be treated as dividends for certain U.S. federal income tax purposes.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to special rules or to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received in cash. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income tax on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of Fund-level income or excise taxes. To avoid this result, the Fund may be required to borrow money or dispose of securities at inopportune times or on unfavorable terms, forgo favorable investments, or take other actions that it would otherwise not take, to be able to make distributions to its shareholders.

37

If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid imposition of Fund-level income or excise taxes.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities, the Fund will not be eligible to elect to “pass-through” to its shareholders the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

The Fund may either distribute or retain for reinvestment all or part of its net capital gain (i.e., the excess of net long term capital gain over net short term capital loss). If any such gain is retained, the Fund will be subject to regular corporate income tax on the retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions paid by the Fund from its investment company taxable income generally are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits (“ordinary income dividends”). Provided that certain holding period and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gain rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or the reduced rates applicable to qualified dividend income.

Properly reported distributions of net capital gain (“capital gain distributions”), if any, are taxable to shareholders at the reduced rates applicable to long term capital gain, regardless of how long the shareholder has held the Fund’s shares. Capital gain distributions are not eligible for the dividends received deduction.

Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis of your shares and thereafter will be treated as capital gains. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to the Fund’s preferred shares, and then to the Fund’s common shares.

38

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, and qualified dividend income) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends eligible for the dividends received deduction and dividends that constitute qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as paid by the Fund and received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date for a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Except as discussed below in the case of a redemption or repurchase of shares, upon a sale, exchange or other disposition of shares, a shareholder will generally realize a capital gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as long term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. There are a number of limitations on the use of capital losses under the Code.

In general, a redemption or repurchase of shares should be treated as a sale or exchange of such shares under section 302 of the Code, if the distribution of cash (a) is “substantially disproportionate” with respect to the shareholder, (b) results in a “complete redemption” of the shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in the Fund and also requires the shareholder to own less than 50% of the voting power of all classes entitled to vote immediately after the redemption or repurchase. A “complete redemption” of a shareholder’s interest generally requires that all common and preferred shares of the Fund owned by such shareholder be disposed of. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s proportionate interest in the Fund, which should result if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his proportionate interest in the Fund. In determining whether any of these tests has been met, any common and preferred shares actually owned, as well as shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account.

If the redemption or repurchase of your shares meets any of these three tests for “sale or exchange” treatment, you will recognize gain or loss equal to the difference between the amount of cash and the fair market value of other property received pursuant to the transaction and the adjusted tax basis of the sold shares. If none of the tests described above are met, you may be treated as having received, in whole or in part, a dividend, return of capital or capital gain, depending on (i) whether there are sufficient earnings and profits to support a dividend and (ii) your tax basis in the relevant shares. The tax basis in the sold shares will be transferred to any remaining shares held by you in the Fund. In addition, if the redemption or repurchase of shares is treated as a “dividend” to a shareholder, a constructive dividend under certain provisions of the Code may result to a non-selling shareholder whose proportionate interest in the earnings and assets of the Fund has been increased as a result of such transaction.

Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Ordinary income dividends, capital gain distributions and gain on the sale of Fund shares also may be subject to state, local and foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

39

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. A foreign investor generally will not be subject to U.S. federal income or withholding tax on any gain realized in respect of any distributions of net capital gain (including net capital gain retained by the Fund but credited to shareholders) or upon the sale or other disposition of shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States, or in the case of an individual, if the foreign investor is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Properly reported ordinary income dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a RIC’s “qualified net interest income” (generally, the RIC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short term gains” (generally, the excess of the RIC’s net short term capital gain over the RIC’s net long term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short term gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor would need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short term gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short term gains.

Withholding is generally required at a rate of 30% on dividends in respect of the Fund’s shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which the Fund’s shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of the Fund’s shares held by an investor that is a non-financial non-U.S. entity will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund or other applicable withholding agent will in turn be required to provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s shares.

Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s shares.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

40

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF CERTAIN PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE DISCUSSION SET FORTH ABOVE IS SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY. PERSONS CONSIDERING AN INVESTMENT IN OUR SHARES SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.

NET ASSET VALUE

The net asset value of the Fund’s shares is computed based on the market value of the securities it holds and is determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings. The holidays (as observed) on which the NYSE are closed, and therefore days upon which shareholders will not be able to purchase or sell common shares currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

41

BENEFICIAL OWNERS

As of July 31, 2019, based upon Schedule 13D/13G filings with the SEC, the following persons were known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding common shares:

Name and Address of Beneficial Owner(s)	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class
Morgan Stanley 1585 Broadway New York, NY 10036	Common	6,282,869 (beneficial)	7.6%

As of July 31, 2019, based upon Schedule 13D/13G filings with the SEC, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding preferred shares.

As of July 31, 2019, the Trustees and Officers of the Fund as a group beneficially owned less than 1% of the Fund’s outstanding equity securities.

GENERAL INFORMATION

Book-Entry-Only Issuance

DTC will act as securities depository for the securities offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of section 17A of the Exchange Act. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

42

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Code of Ethics

The Fund and the Investment Adviser have adopted a Code of Ethics. This Code of Ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the Code of Ethics. The Code of Ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Joint Code of Ethics for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a Joint Code of Ethics that serves as a code of conduct. The Joint Code of Ethics sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The Joint Code of Ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Joint Code of Ethics is also available on the EDGAR Database on the SEC’s

43

internet site (http://www.sec.gov), and copies of the Joint Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Financial Statements

The audited financial statements included in the annual report to the Fund’s shareholders for the fiscal year ended December 31, 2018, together with the report of PricewaterhouseCoopers LLP for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to shareholders. All other portions of the annual report to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

44

APPENDIX A

GAMCO INVESTORS, INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”), or other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS, Glass Lewis, or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever

45

possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis, which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

46

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases the Advisers will look to Glass Lewis or other third party services for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

47

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

48

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

•	Paying greenmail

•	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

49

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

•	Stock split

•	Stock option or other executive compensation plan

•	Finance growth of company/strengthen balance sheet

•	Aid in restructuring

•	Improve credit rating

•	Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

50

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case by case basis.

51

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

52

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

We generally believe that proxy access is a useful tool to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

53

PART C – OTHER INFORMATION

    Item 25. Financial Statements and Exhibits

(1)	Financial Statements

Part A

None

Part B

Statement of Assets and Liabilities as of December 31, 2018

Statement of Operations for the Year Ended December 31, 2018

Statement of Changes in Net Assets

Report of Independent Registered Public Accounting Firm

(2)	Exhibits

(a)	(i) Second Amended and Restated Agreement and Declaration of Trust of Registrant (1)

(ii) Statement of Preferences for the 5.875% Series A Cumulative Preferred Shares (2)

(iii) Statement of Preferences for the Series B Auction Market Preferred Shares (2)

(iv) Statement of Preferences for the Series C Auction Market Preferred Shares (2)

(v) Statement of Preferences for the 6.00% Series D Cumulative Preferred Shares (3)

(vi) Statement of Preferences for the Series E Auction Rate Preferred Shares (3)

(vii) Statement of Preferences for the 5.25% Series G Cumulative Preferred Shares (4)

(viii) Statement of Preferences for the 5.375% Series H Cumulative Preferred Shares (5)

(ix) Statement of Preferences for the [    ]% Series [    ] Cumulative Preferred Shares *

(b)	Amended and Restated By-Laws of Registrant (6)

(c)	Not applicable

(d)	(i) Form of Subscription Certificate for Common Shares *

(ii) Form of Subscription Certificate for [    ]% Series      Cumulative Preferred Shares *

(iii) Form of Subscription Certificate Shares for Common Shares and [    ]% Series      Cumulative Preferred Shares *

(iv) Form of Indenture (7)

(v) Form T-1 Statement of Eligibility of Trustee with respect to the Form of Indenture *

(e)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans of Registrant (8)

1

(f)	Not applicable

(g)	Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (9)

(h)	(i) Form of Underwriting Agreement *

(ii) Form of Dealer Manager Agreement *

(i)	Not applicable

(j)	(i) Form of Custodian Contract (10)

(k)	(i) Form of Transfer Agency and Service Agreement (11)

(a) Amendment No. 1 to Transfer Agency and Service Agreement (11)

(b) Amendment No. 2 to Transfer Agency and Service Agreement (11)

(c) Amendment No. 3 to Transfer Agency and Service Agreement (11)

(d) Amendment No. 4 to Transfer Agency and Service Agreement (11)

(e) Amendment No. 5 to Transfer Agency and Service Agreement (11)

(f) Amendment No. 6 to Transfer Agency and Service Agreement (11)

(g) Amendment No. 7 to Transfer Agency and Service Agreement (11)

(h) Amendment No. 8 to Transfer Agency and Service Agreement (11)

(i) Amendment No. 9 to Transfer Agency and Service Agreement (11)

(j) Amendment No. 10 to Transfer Agency and Service Agreement (11)

(k) Amendment No. 11 to Transfer Agency and Service Agreement (11)

(l) Amendment No. 12 to Transfer Agency and Service Agreement (12)

(m) Amendment No. 13 to Transfer Agency and Service Agreement (5)

(ii) Form of Auction Agency Agreement (13)

(iii) Form of Broker Dealer Agreement for the Auction Rate Preferred (13)

(iv) Form of Rights Agent Agreement *

(v) Form of Information Agent Agreement *

(l)	(i) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality **

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm **

(o)	Not applicable

(p)	Not applicable

2

(q)	Not applicable

(r)	Code of Ethics of the Fund and the Investment Adviser (14)

(s)	(i) Powers of Attorney, except Anthony J. Colavita (7)

(ii) Power of Attorney of Mr. Anthony J. Colavita **

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2/A, File Nos. 333-174285 and 811-21423, as filed with the Securities and Exchange Commission on July 22, 2011.
(2)

Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, File Nos. 333-113708 and 811-21423, as filed with the Securities and Exchange Commission on October 5, 2004.

(3)

Incorporated by reference to the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2, File Nos. 333-126480 and 811-21423, as filed with the Securities and Exchange Commission on November 2, 2005.

(4)

Incorporated by reference to the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2, File Nos. 333-210990 and 811-21423, as filed with the Securities and Exchange Commission on June 29, 2016.

(5)

Incorporated by reference to the Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-2, File Nos. 333-210990 and 811-21423, as filed with the Securities and Exchange Commission on June 5, 2019.

(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2/A, File Nos. 333-174285 and 811-21423, as filed with the Securities and Exchange Commission on July 22, 2011.
(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, File Nos. 333-232136 and 811-21423, as filed with the Securities and Exchange Commission on June 14, 2019.
(8)	Included in Prospectus.
(9)

Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, File Nos. 333-108409 and 811-21423, as filed with the Securities and Exchange Commission on October 27, 2003.

(10)	Incorporated by reference to The Gabelli Utilities Fund’s Registration Statement on Form N-1A, File Nos. 333-81209 and 811-09397, as filed with the Securities and Exchange Commission on May 1, 2002.
(11)

Incorporated by reference to The Gabelli Global Utility & Income Trust’s Registration Statement on Form N-2, File Nos. 333-223652 and 811-21529, as filed with the Securities and Exchange Commission on March 14, 2018.

(12)

Incorporated by reference to The Gabelli Global Utility & Income Trust’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-2, File Nos. 333-223652 and 811-21529, as filed with the Securities and Exchange Commission on November 9, 2018.

(13)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, File Nos. 333-113708 and 811-21423, as filed with the Securities and Exchange Commission on June 8, 2004.
(14)

Incorporated by reference to the Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-2, File Nos. 333-210990 and 811-21423, as filed with the Securities and Exchange Commission on April 25, 2019.

*	To be filed by Amendment.
**	Filed herewith.

    Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 98 of the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

3

    Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$60,600
NYSE listing fee	$85,692
Rating Agency fees	$50,000
Printing/engraving expenses	$326,782
Auditing fees and expenses	$32,500
Legal fees and expenses	$235,000
Miscellaneous	$106,776

Total	$897,350

    Item 28. Persons Controlled by or Under Common Control with Registrant

None.

    Item 29. Number of Holders of Securities as of July 31, 2019:

Class of Shares	Number of Record Holders
Common Shares	70
5.875% Series A Cumulative Preferred Shares	2
Series B Auction Market Cumulative Preferred Shares	1
Series C Auction Market Cumulative Preferred Shares	1
6.00% Series D Cumulative Preferred Shares	2
Series E Auction Rate Cumulative Preferred Shares	1
5.25% Series G Cumulative Preferred Shares	1
5.375% Series H Cumulative Preferred Shares	1

    Item 30. Indemnification

Article IV of the Registrant’s Agreement and Declaration of Trust provides as follows:

4.1 No Personal Liability of Shareholders, Trustees, etc.

No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2 Mandatory Indemnification

(a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such

4

indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware General Corporation Law provided that such indemnification (or contractual provision therefor) has been approved by a majority of the Trustees.

5

4.3 No Duty of Investigation; Notice in Trust Instruments, etc.

No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4 Reliance on Experts, etc.

Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Section 9 of the Registrant’s Investment Advisory Agreement provides as follows:

9. Indemnity

(a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser’s Trustees, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or

6

other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Fund cannot lawfully waive.

(b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Trustees of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Other

Underwriter indemnification provisions to be filed by amendment.

Additionally, the Registrant and the other funds in the Gabelli/GAMCO Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its directors/trustees, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7

Item 31. Business and Other Connections of Investment Adviser

The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the SEC pursuant to the 1940 Act (Commission File No. 801-37706).

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Fund’s custodian, State Street Bank and Trust Company, at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, in part at the offices of the Fund’s sub-administrator, BNY Mellon, at 760 Moore Road, King of Prussia, PA 19406, and in part at the offices of the Fund’s transfer agent, Computershare Trust Company, N.A., at 250 Royall Street, Canton, Massachusetts 02021.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. Registrant undertakes to suspend the offering of shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from the later of its net asset value as of the effective date of the Registration Statement or the filing of a prospectus supplement pursuant to Rule 497, under the Securities Act, setting forth the terms of the offering or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. If the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, the Registrant undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant further undertakes to file a post-effective amendment to set forth the terms of such offering.

4. Registrant undertakes:

(a)	to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

8

(2)

to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)

that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)

that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2)

the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

9

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Registrant undertakes that:

(a)

for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

7. Registrant undertakes to only offer rights to purchase common and preferred shares together after a post-effective amendment to the Registration Statement relating to such rights has been declared effective.

10

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York, on the 28th day of August, 2019.

THE GABELLI DIVIDEND & INCOME TRUST

By:	/s/ Bruce N. Alpert
Bruce N. Alpert President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the 28th day of August, 2019.

NAME	TITLE

/s/ Bruce N. Alpert	President
Bruce N. Alpert

/s/ John C. Ball John C. Ball	Treasurer

*	Trustee, Chairman and Chief Investment Officer
Mario J. Gabelli

*	Trustee
Anthony J. Colavita

*	Trustee
James P. Conn

*	Trustee
Frank J. Fahrenkopf, Jr.

*	Trustee
Michael J. Melarkey

*	Trustee
Kuni Nakamura

*	Trustee
Salvatore M. Salibello

*	Trustee
Edward T. Tokar

*	Trustee
Anthonie C. van Ekris

*	Trustee
Susan V. Watson

*	Trustee
Salvatore J. Zizza

/s/ Bruce N. Alpert Bruce N. Alpert	Attorney-in-Fact

*	Pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Ex. (l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP

Ex. (n)	Consent of Independent Registered Public Accounting Firm

Ex. (s)(ii)	Power of Attorney of Mr. Anthony J. Colavita **